                                                                   Exhibit 10.41

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.





                                                                       EXECUTION

                         DEVELOPMENT SERVICES AGREEMENT

     This Development Services Agreement (this "Agreement"), dated as of March 5, 2003, is among LIFFE ADMINISTRATION AND MANAGEMENT, a company incorporated in England and Wales ("LIFFE"), and BOARD OF TRADE OF THE CITY OF CHICAGO, INC., a Delaware corporation (the "CBOT"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in Section 1.

                                    RECITALS

     A. LIFFE has devised and developed an automated derivatives trading and order matching system known as "LIFFE CONNECT(TM)" to facilitate the trading of certain securities, futures, and options contracts. The CBOT desires LIFFE's assistance in implementing LIFFE CONNECT for use by the CBOT and in commencing live trading of CBOT products via LIFFE CONNECT.

     B. LIFFE and the CBOT have entered into a Software License Agreement, dated January 10, 2003 (the "Software License Agreement"), whereby LIFFE has agreed to grant to the CBOT a license in respect of certain software components of LIFFE CONNECT, together with (i) any additional software that may be developed pursuant to any Development Services Agreement and/or Managed Services Agreement that may be entered into by LIFFE and the CBOT, and (ii) any Upgrades as LIFFE may provide pursuant to any Managed Services Agreement between LIFFE and the CBOT.

     C. LIFFE and the CBOT have agreed upon a description of (i) the functionality of the electronic trading platform required by the CBOT Electronic Exchange, and (ii) all modifications to existing LIFFE CONNECT software necessary to achieve such functionality. The CBOT has requested LIFFE, and LIFFE has agreed subject to the terms and conditions hereof, to develop and deliver to the CBOT such software and related documentation.

     D. In addition, LIFFE has agreed, subject to the terms and conditions hereof, to provide to the CBOT a variety of additional services supporting the creation, implementation and future operation of LIFFE CONNECT as a platform for the CBOT Electronic Exchange, including the procurement and/or delivery to locations agreed upon by the Parties of hardware necessary to support the Software, testing of Software, assistance with the CBOT's acceptance testing, training of CBOT staff in respect of certain Components, and assisting the CBOT in providing Market Participants with technical access to the CBOT Electronic Exchange.

     E. This Agreement is supplemental to and shall be read in conjunction with the Software License Agreement.

     In consideration of the recitals and the mutual covenants and agreements hereinafter set forth, the Parties hereto (each a "Party" and collectively the "Parties") agree as follows:

                                    AGREEMENT

1.   Definitions

     In this Agreement, the following expressions shall mean, respectively:

                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


     "AAA" shall have the meaning set forth in Section 17.3.

     "AAA Rules" shall have the meaning set forth in Section 17.3.

     "Accepted" means issuance by the CBOT of an Initial Acceptance Certificate or a Final Acceptance Certificate, as appropriate, in relation to a Component.

     "Acceptance Criteria" means the criteria derived from the Specifications that must be met by each Component in order to pass the relevant Acceptance Test.

     "Acceptance Test" means a test comprised of the Acceptance Criteria, Test Cases and Test Data, and carried out in accordance with the relevant Test Plan and Section 4.

     "Advance Fee" means any interest or other financing charges due pursuant to any Financing Agreement.

     "Affiliate" means any Person that, directly or indirectly, controls, is controlled by or is under common control with a specified Person.

     "Agreement" shall have the meaning set forth above.

     "API" means the LIFFE CONNECT application programming interface from a Trading Application to the Trading Host.

     "Arbitration Fees" shall have the meaning set forth in Section 17.3.7.

     "Business Day" means any calendar day other than any Saturday, Sunday, U.S. bank holiday, and U.K. public or bank holiday.

     "Catch Up Period" shall have the meaning set forth in Section 2.3.3.

     "CBOT Controlled Sites" means those Equipment Installation Sites comprising the CBOT's Premises and premises owned or controlled by Market Participants.

     "CBOT Defect" shall have the meaning set forth in Section 4.3.2.2.

     "CBOT Deliverables" shall have the meaning set forth in Section 4.1.

     "CBOT Electronic Exchange" means the electronic facility for the trading of derivatives products listed from time to time by the CBOT in its capacity as a derivatives exchange.

     "CBOT Indemnitees" shall have the meaning set forth in Section 15.1.

     "CBOT's Premises" means those locations owned or controlled by the CBOT.

     "CBOT's Property" shall have the meaning set forth in Section 12.2.

     "CBOT Technology" means any software, equipment or other technology that is
     (i) owned by the CBOT, (ii) licensed to the CBOT by a Person other than LIFFE, or (iii) used by a clearing organization to process or clear contracts traded on the CBOT Electronic Exchange and neither owned by nor licensed to LIFFE or any Person acting on LIFFE's behalf.

                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


     "Change Control Procedures" shall have the meaning set forth in Section
     2.4.

     "Change Request" shall have the meaning set forth in Section 2.4.

     "Charges" shall have the meaning set forth in Section 8.1. "Charge Rates" shall have the meaning set forth in Section 8.1.

     "Claim" shall have the meaning set forth in Section 15.1.

     "Components" means those software applications identified in Part 1 of Schedule C.

     "Confidential Information" shall have the meaning set forth in Section
     13.1.

     "Connection Service Charges" shall have the meaning set forth in Section 8.1(b).

     "Control" or "control" means the possession, direct or indirect, of fifty percent (50%) or more of the equity interests of another Person or the power otherwise to direct or cause the direction of the management and policies of such other Person, whether through ownership of voting securities, by contract or otherwise.

     "Core Network" means the shared service comprising data circuits and hardware, including routers, repeaters, hubs, cabinets, monitors, and telecommunication lines, used to provide connectivity between (i) LIFFE data centres and (ii) points of presence in London, Paris, Chicago, New York, Amsterdam and those locations LIFFE deems appropriate, to which points of presence connectivity to Equipment Installation Sites will be provided.

     "Development Service Charges" shall have the meaning set forth in Section 8.1(c).

     "Disputes" shall have the meaning set forth in Section 17.1.

     "Documentation" means, collectively, (i) the documentation set forth in
     Part 2 of Schedule C, which includes all documentation created pursuant to
     Section 2.1(c), and (ii) any operating manuals, user instructions, technical literature, and other documentation supplied by LIFFE to the CBOT for purposes of assisting the CBOT's use of and/or access to the Software.

     "Effective Date" shall mean February 28, 2003.

     "Equipment" means the computer hardware, including processors, memory, discs, screens, printers, routers, and hubs, to be used with the Software, as set forth in Schedule E or as otherwise agreed upon by the Parties.

     "Equipment Service Charges" shall have the meaning set forth in Section 8.1(a).

     "Equipment Installation Sites" shall have the meaning set forth in Section 2.1(a).

     "eSpeed" means eSpeed, Inc., a corporation organized and existing under the laws of the State of Delaware, having a place of business at 135 East 57th Street, New York, New York 10022.

     "Evidence" means evidence of a defect in a Component or the Software as a whole, including the date the defect is detected; the environment (test or production) in which the defect occurred; the business impact of the defect; Component or subsystem - with the version number in which the

                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.

     defect is detected; the transaction being executed upon detection of the defect; the screen name if the defect can be evidenced by an online component; any inputs (including standing data) evidencing the defect; expected outputs/behavior; outputs (such as messages and message logs) evidencing the defect; whether the market mode at the time of the defect is repeatable (yes/no); any stack trace and core dumps evidencing the defect; the scenario that caused the failure (to be in a step by step format); the settings of the user defined fields within the application (price limit values, etc.); and any information, logs or traces evidencing the defect which are generated by any third party application.

     "Final Acceptance Certificate" means a certificate issued by the CBOT in accordance with Section 4.4, which certificate acknowledges that the Software is ready to be made available for use in a real time live trading environment, and may note any subsequent obligations agreed by the Parties.

     "Financing Agreement" shall have the meaning set forth in Section 8.4.

     "Force Majeure Event" means any cause beyond a Party's reasonable control, including, but not limited to, any flood, riot, fire, judicial or governmental action, act of war or terrorism, and labor disputes.

     "Go Live Date" means the earliest date, agreed by the Parties, upon which Software is made available for use in a real time live trading environment.

     "ICDR" shall have the meaning set forth in Section 17.3.

     "Independent Software Vendors" and "ISVs" mean those independent software providers who develop systems via which access to the Trading Host may be achieved.

     "Initial Acceptance Certificate" means a certificate issued by the CBOT in accordance with Section 4.3.

     "Integration Testing" shall have the meaning set forth in Section 2.1(i).

     "Interface Sublicense Agreement" shall have the meaning set forth in the Software License Agreement.

     "Interfaces" means, collectively, the API, the trade data interface, audit data interface, standing data interface, market data interface and miscellaneous file transfer interface.

     "IRS" shall have the meaning set forth in Section 8.2.

     "Key Milestone" shall have the meaning set forth in Section 2.3.2.

     "License" shall have the meaning set forth in Section 2 of the Software License Agreement.

     "Licensed Technology" means, collectively, (a) the object code versions of the Software and (b) the Documentation, licensed to the CBOT pursuant to the Software License Agreement.

     "LIFFE CONNECT" means the electronic trading platform which is proprietary to LIFFE, as such trading platform may be modified from time to time.

     "LIFFE Indemnitees" shall have the meaning set forth in Section 15.2.

                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


     "LIFFE Project Personnel" means the individuals engaged by LIFFE to perform its obligations under this Agreement.

     "LIFFE Property" shall have the meaning set forth in Section 12.1.

     "Losses" shall have the meaning set forth in Section 15.1.

     "Malicious Code" means any computer virus, Trojan horse, worm, time bomb, or other similar code or hardware component designed to disrupt the operation of, permit unauthorized access to, erase, or modify the Licensed Technology or any operating system upon which the Licensed Technology is installed, excluding security keys or other disabling elements of any Software, which elements are designed to effect restrictions on the length of time during which any Software may be used or the number of persons who may use such Software.

     "Managed Services Agreement" means any agreement that may be entered into by LIFFE and the CBOT subsequent to the Effective Date, pursuant to which LIFFE agrees to provide the CBOT services relating to the operation and support of the CBOT Electronic Exchange.

     "Market Data" means any representation that conveys, either directly or indirectly, information and data pertaining to futures and/or options traded on the CBOT Electronic Exchange including, but not limited to, market prices of such futures or options, opening and closing price ranges, high-low prices, settlement prices, estimated and actual contract volume, information regarding market activity including exchange for physical transactions, best bid, best offer, the size of the best bid or best offer or a discrete number of best bids and best offers then pending on the CBOT Electronic Exchange along with the corresponding size of each bid and offer.

     "Market Participant" means any Member, ISV, QV, clearing organization or other Person who participates in, accesses or obtains information from the CBOT Electronic Exchange via an Interface with the Equipment. For the avoidance of doubt, (a) unless otherwise specified by the Parties in writing, the Board of Trade Clearing Corporation is not a Market Participant; and (b) a Person who interfaces with the CBOT Technology, but does not interface with the Equipment via an Interface, is not a Market Participant.

     "Market Participant Testing" shall have the meaning set forth in Section 2.1(k).

     "Material Defect" means a defect which results in a failure of the key functionality of a Component to materially conform to the Specifications. For the avoidance of doubt, "Material Defect" shall not include any failures of a cosmetic or trivial nature, failures which do not materially impact upon the use of the Component, or failures with respect to which a viable workaround has been identified.

     "Media" means the media on which the Software and the Documentation are recorded or printed, as provided by LIFFE to the CBOT.

     "Member" means any Person authorized by the CBOT to trade on the CBOT Electronic Exchange.

     "Milestones" shall have the meaning set forth in Section 2.3.

     "Non-Restricted Documentation" means all Documentation other than Restricted Documentation, including the Documentation identified in Part 2(a) of Schedule C.

                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


     "Operating System" means the operating system listed in Part B of Schedule F on which the Software may be used or such other operating system as may be approved by LIFFE from time to time.

     "Out of Pocket Expenses" shall have the meaning set forth in Section
     8.1(d).

     "Party" and "Parties" shall have the meanings set forth above.

     "Payment Date" shall have the meaning set forth in Section 8.3.

     "Person" means an individual or a partnership, corporation, limited liability company, trust, joint venture, joint stock company, association, unincorporated organization, government agency or political subdivision thereof, or other entity.

     "Project Manager" means that individual responsible on behalf of LIFFE or the CBOT, as applicable, for the day to day management of the provision of the Services to the CBOT.

     "Quote Vendors" and "QVs" mean those vendors who receive and disseminate, or wish to receive and disseminate, Market Data via an Interface with the Equipment.

     "Relationship Manager" means that individual responsible on behalf of LIFFE or the CBOT, as applicable, for the day to day management of the relationship between LIFFE and the CBOT.

     "Replacements" means, collectively, replacements, improvements, enhancements, additions and modifications to and of any Equipment or any portion thereof.

     "Replacement Value" means all Losses associated with replacing and/or repairing Equipment, including the installation and commissioning of replacement technology and removal and disposal of existing equipment.

     "Restricted Documentation" means Documentation that is designated by LIFFE as "LIFFE Restricted" or otherwise specified by LIFFE to be restricted, including the Documentation set forth in Part 2(b) of Schedule C. Notwithstanding the foregoing, all documentation provided by LIFFE to the CBOT prior to the Effective Date which is labeled "LIFFE Confidential" is Restricted Documentation for purposes of this Agreement unless LIFFE, upon the CBOT's inquiry, notifies the CBOT in writing that specific Documentation is not "Restricted Documentation."

     "Schematics" means, collectively, (i) the schematics stated in the following documents set forth in Schedule N hereto: [**]; and (ii) any amendments thereto agreed upon by the Parties. The Schematics are, by their nature, high level and are not intended to provide detailed architectural specifications.

     "Services" shall have the meaning set forth in Section 2.1.

     "Simulations" shall have the meaning set forth in Section 2.1(k).

                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


     "Software" means, collectively, (i) the Components, and (ii) any improvements, enhancements, additions, and modifications to or of the foregoing as LIFFE may provide to the CBOT pursuant to the terms of any Managed Services Agreement.

     "Software Installation Locations" shall have the meaning set forth in
     Section 2.1(e).

     "Software License Agreement" shall have the meaning set forth in Recital B above.

     "Specifications" means, collectively, (i) the specifications stated in the following documents set forth in Schedule A: [**]; and (iii) any amendments to the foregoing agreed upon by the Parties.

     "Summary Project Plan" means that Summary Project Plan agreed upon by the Parties and attached as Schedule B hereto.

     "System Software" shall have the meaning set forth in Section 3.3.4(c).

     "System Testing" shall have the meaning set forth in Section 2.1(d).

     "Taxes" shall have the meaning set forth in Section 8.2.

     "Technical Conformance Testing" shall have the meaning set forth in Section 2.1(j).

     "Termination Notice Period" shall have the meaning set forth in Section 10.2.1.

     "Test Cases" means those scripted tests used to verify Test Data.

     "Test Data" means a set of input values or conditions and results in either value form or condition form, to verify that a Component's performance materially conforms to the Specifications.

     "Test Material" means, collectively, Acceptance Criteria, Test Cases, Test Data and Test Plans.

     "Test Plans" means one or more documents setting out the procedures (including the detailed timing) for each Acceptance Test, based on the Acceptance Criteria.

     "Third Party Materials" means any equipment, hardware, software, and/or other products obtained from any third party (excluding any such products obtained from any subcontractor or agent of LIFFE in connection with the performance by such subcontractor or agent of Services hereunder).

     "Trading Application" means any front-end trading application or other software which interfaces with, and has been conformed with, the API.

     "Trading Host" means the LIFFE CONNECT matching engine as may be developed for the CBOT pursuant to this Agreement and used on such Equipment as LIFFE may specify from time to time.

                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


     "Upgrades" means, collectively, improvements, enhancements, additions and modifications to and of the Licensed Technology or any portion thereof which LIFFE specifies for use and/or access as Licensed Technology.

     "U.S." means the United States of America.

     "Wagner/eSpeed Patent" means U.S. Letter Patent No. 4,903,201 (the '201 patent).

     "Wagner License" shall have the meaning set forth in Section 14.2.

2.   Services

     2.1 Overview. During the term of this Agreement, LIFFE shall use reasonable efforts to provide to the CBOT the following services (collectively, the "Services"):

          (a) procurement of the Equipment and delivery of such Equipment to, and installation of such Equipment at, the equipment installation sites identified in Schedule D hereto or such other locations as may be agreed upon by the Parties ("Equipment Installation Sites"), including handling and management of Equipment;

          (b) procurement from third parties of software specified on Schedule E hereto, and installation of such software at the locations set forth in Schedule E and such other locations as LIFFE may deem necessary;

          (c) development of Components and user documentation related thereto, in accordance with the Specifications and the Summary Project Plan;

          (d) testing of the Components, prior to releasing such Components to the CBOT for acceptance testing, in order to ascertain whether the Components materially conform to the Specifications ("System Testing");

          (e) physical delivery of the Components to, and installation of such Components at, the locations identified in Schedule F hereto or such other locations as may be agreed upon by the Parties ("Software Installation Locations");

          (f)  physical delivery of the Documentation to the CBOT;

          (g)  training of CBOT staff, in accordance with Schedule G hereto;

          (h) assisting the CBOT with acceptance testing of the Components, in accordance with Section 4;

          (i) assisting the CBOT, as agreed by the Parties, with testing whether the individual and collective components of the CBOT Technology conform with the Interfaces and whether the Interfaces perform in accordance with the Specifications ("Integration Testing");

          (j) assisting the CBOT, as agreed by the Parties, in its efforts to ensure that trading applications of ISVs and Member developers wishing to participate in the CBOT Electronic Exchange conform with such standards as LIFFE may issue from time to time ("Technical Conformance Testing");

                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


          (k) assisting the CBOT, as agreed by the Parties, in testing processes designed to authorize and prepare Market Participants to participate in the CBOT Electronic Exchange ("Market Participant Testing"), including simulations of the CBOT Electronic Exchange ("Simulations"); and

          (l)  management of LIFFE's delivery of the Services.

     2.2 Schematics. LIFFE shall use reasonable efforts to provide the Services in a manner consistent with the Schematics, where applicable.

     2.3 Summary Project Plan.

         2.3.1 Milestones. LIFFE shall use reasonable efforts to meet those milestones agreed upon by the Parties and set out in the Summary Project Plan (the "Milestones") in respect of the Services and shall have at its disposal the resources necessary to meet the Services Milestones. The CBOT acknowledges that (a) such Milestones are goals, not guarantees; and (b) LIFFE's ability to meet such Milestones (i) is contingent upon the CBOT's compliance with its obligations under this Agreement, including fulfillment of its dependencies set forth in Schedules B and M and the preparation and delivery to LIFFE of the Test Material in accordance with Section 4; and (ii) may be affected by (x) the CBOT's initiation of a Change Request resulting in modification of the nature or scope of the Services and (y) any reinstatement of the Services following suspension of the Services pursuant to
               Section 8.5.

         2.3.2 Key Milestone Likely Not To Be Met. In the event that LIFFE reasonably anticipates that any of the key Milestones pertaining to the Services and identified on the Summary Project Plan (each a "Key Milestone") may not be met, then LIFFE shall notify the CBOT promptly of the potential delay, and shall inform the CBOT of LIFFE's basis for such determination. Thereafter, (a) the Parties shall cooperate to identify resources, and to devise and carry out measures, to facilitate the prompt completion of the Services associated with such Key Milestone, and (b) LIFFE's Project Manager shall report on a daily basis to the CBOT's Project Manager LIFFE's progress in endeavoring to meet the Key Milestone.

         2.3.3 Missed Key Milestone. In the event that any Key Milestone is not met, LIFFE shall promptly notify the CBOT of the missed Key Milestone. Thereafter, (a) the Director of Global Programme Delivery, LIFFE Market Solutions shall report on a daily basis to a representative of the CBOT at an equivalent level LIFFE's progress towards the completion of the Services associated with such Key Milestone; and (b) the Parties shall (i) continue to carry out any measures devised in accordance with Section 2.3.2 or, if no such measures have been devised, cooperate to identify resources, and to devise and carry out measures, to facilitate the prompt completion of the Services associated with the missed Key Milestone; (ii) cooperate to identify resources, and to devise and carry out measures, to mitigate the impact upon future Milestones of missing such Key Milestone; and (iii) agree, in advance of carrying out any further endeavors to complete the Services associated with the Key Milestone, [**]


                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


               [**] associated with the missed Key Milestone during the period between the Key Milestone and the date of completion of the Services associated with such Key Milestone (the "Catch Up Period"); provided, however, that (x) [**] in the event the delay in meeting the Key Milestone is a result of the CBOT's failure to fulfill any of its obligations under this Agreement; and (y) if the services associated with the missed Key Milestone are solely the responsibility of LIFFE, [**] during the Catch Up Period. Once the Services associated with the Key Milestone have been completed, LIFFE shall notify the CBOT of the date of completion of such Services.

         2.3.4 [**]. In the event that any Key Milestone is not met, [**]; provided, however, that no [**] pursuant to this Section 2.3.4 shall be made in the event the delay in meeting the Key Milestone is a result of the CBOT's failure to fulfill any of its obligations under this Agreement. Notwithstanding the foregoing, the Parties agree that, upon the Go Live Date, all Services associated with Key Milestones will be deemed to have been completed.

         2.3.5 Disputes. In the event of any Dispute with respect to the foregoing Sections 2.3.1 to 2.3.4, the Parties shall address such Dispute in accordance with Section 17.

     2.4 Change Control Procedures. Any requests of either Party for material changes to the nature or scope of the Services to be performed after the Effective Date must be (a) made according to the change control procedures set forth in Schedule H hereto ("Change Control Procedures"); and (b) agreed to in writing by both Parties, in the form of the "Change Request Form" set forth in Appendix 2 to Schedule H (each such duly completed and executed Change Request Form, a "Change Request"). Each Change Request shall be incorporated in and subject to the terms and conditions of this Agreement.

     2.5 Site. Except as otherwise provided in this Agreement, the Services will be performed at LIFFE's offices or at such other locations as LIFFE deems appropriate. LIFFE agrees that when any LIFFE Project Personnel are present on the CBOT's Premises, such LIFFE Project Personnel shall use good faith efforts to comply with the CBOT's Acceptable Use and Harassment Policies as set forth in
Schedule I.

     2.6 Subcontractors. LIFFE may appoint subcontractors and agents to carry out the whole or any part of its obligations hereunder; provided, however, that
(a) LIFFE shall provide the CBOT the name of any individual LIFFE has appointed as its subcontractor or agent hereunder whose primary residence is located in the United States and whose activities are to be undertaken at the CBOT's Premises, prior to such individual undertaking such activities, and the CBOT shall have the right, in its reasonable discretion, to deny access to the CBOT's Premises to such individual; provided, further, however, that (i) LIFFE shall not be responsible for any delays or other consequences resulting from any such denial and (ii) the CBOT shall indemnify and hold LIFFE, its Affiliates, and the officers, directors, employees, agents and representatives of LIFFE and its Affiliates harmless from and against any and all Losses

                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.

reasonably incurred or suffered as a result of such denial; and (b) LIFFE shall notify the CBOT of the identity of any subcontractor entity whose primary residence is located in the United States and whose activities are to be undertaken at locations other than the CBOT's Premises. For the avoidance of doubt, LIFFE shall not have an obligation to notify the CBOT of (x) any individual or subcontractor entity whose primary residence is located outside the United States or (y) any individual whose activities are to be undertaken at any site other than the CBOT's Premises.

     2.7 Quality of Services. LIFFE shall use good faith efforts to ensure that the LIFFE Project Personnel engaged in carrying out the Services shall have the skills, experience, qualifications and knowledge necessary to perform the Services assigned to such LIFFE Project Personnel. LIFFE shall use (and shall require its subcontractors to use) reasonable skill and care in carrying out the Services and shall use good faith efforts to comply with all applicable laws and regulations in the performance of its obligations under this Agreement.

     2.8 Progress Reports. Subject to Sections 2.3.2 and 2.3.3, LIFFE shall provide the CBOT written reports regarding the status of LIFFE's performance of the Services, at intervals to be agreed upon by the Parties. 2.9 Delays. LIFFE shall not be responsible for any delays or other consequences arising from any failure by the CBOT to perform any of its obligations under this Agreement.

3.   Equipment

     3.1 Replacements. LIFFE may, at its option, replace Equipment or components thereof with other equipment or components which are substantially similar to the Equipment being replaced or improvements, enhancements, additions or modifications to such Equipment. Such Replacements will thereafter be deemed "Equipment" for purposes of this Agreement.

     3.2  Disablement and Repossession.

          3.2.1 At LIFFE's Option. LIFFE may, at its option, disable and/or repossess Equipment; provided that LIFFE will not disable and/or repossess Equipment located at a CBOT Controlled Site without either (a) reasonable cause or (b) providing prior notice to the CBOT. Notwithstanding the foregoing, LIFFE shall, to the extent reasonably practicable, provide the CBOT prior notice of any disablement or repossession of Equipment at a CBOT Controlled Site.

          3.2.2 At the CBOT's Request. LIFFE shall disable and/or repossess Equipment from any CBOT Controlled Sites as reasonably requested by the CBOT, at the CBOT's cost.

     3.3  Responsibilities of the CBOT.

          3.3.1 Access. The CBOT shall provide (or require a Market Participant to provide, as applicable) LIFFE such access as LIFFE may reasonably request to all CBOT Controlled Sites:

                (a)  for purposes of installing any Replacements;

                (b) to enable LIFFE or its designee to carry out its rights and responsibilities under Section 3.2;

                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

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                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.

                (c) to enable LIFFE or its designee to inspect Equipment or any portion thereof: (i) to determine whether the CBOT is complying or has complied with its obligations under this Agreement; and/or (ii) to facilitate LIFFE's efforts to remedy any defect or error in such Equipment; and

                (d) to enable LIFFE or its designee to disable and/or remove Equipment or any portion thereof: (i) if the CBOT has failed, or is failing, to comply with its obligations under this Agreement; and/or to (ii) facilitate LIFFE's efforts to remedy any defect or error in such Equipment.

          3.3.2 Prior to Installation. In connection with each installation of Equipment at a CBOT Controlled Site, the CBOT shall, at the CBOT's expense and by such date(s) and at such time(s) as LIFFE may reasonably request, (a) permit (or require a Market Participant to permit) LIFFE or its designee to inspect such CBOT Controlled Site prior to the delivery of any Equipment thereto; (b) make (or require a Market Participant to make) such modifications, alterations or additions to such CBOT Controlled Site as LIFFE may reasonably request; and (c) provide (or require a Market Participant to provide) LIFFE with any further assistance and facilities as LIFFE may reasonably request, including (i) preparing suitable accommodation and environmental conditions for such Equipment and (ii) making available any equipment, software, ancillary plant, fittings, electrical power supply and other facilities sufficient to meet all reasonable requirements of LIFFE.

          3.3.3 Following Installation. With respect to all Equipment located at a CBOT Controlled Site, the CBOT shall (and shall require each Market Participant to) maintain at all times the accommodation, environment and facilities for the Equipment as may be reasonably specified by LIFFE from time to time.

          3.3.4 Restrictions on Use.

                (a) All Equipment. With respect to all Equipment, the CBOT agrees, and shall require each Market Participant to agree:

                    (i) not to, and not to permit any other Person (including any Market Participant) to, without the prior written consent of LIFFE, combine the Equipment with any equipment, software, or other technology (other than Licensed Technology or other technology approved by LIFFE); or

                    (ii) not to, and not to permit any other Person (including any Market Participant) to, without the prior written consent of LIFFE, repossess or disable any Equipment; provided, however, that the CBOT may repossess or disable Equipment on CBOT Controlled Sites as may be necessary in conjunction with the CBOT's monitoring and control of the CBOT Electronic Exchange;

                    (iii) not to, and not to permit any other Person (including any Market Participant) to, create any lien or other encumbrance on the Equipment or any part or parts thereof or do any act (x) which

                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

                                       12

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                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.

                          might jeopardize or prejudice the rights of LIFFE or its suppliers in the Equipment or any portion thereof or (y) which might reasonably be expected to result in the Equipment being confiscated, seized, requisitioned, taken in execution, impounded or otherwise taken from the possession of the CBOT or any Market Participant, as applicable; and

                    (iv) to use or interface with the Equipment only in accordance with applicable manufacturers' recommendations.

               (b) Located at or Accessible from CBOT Controlled Sites. With respect to all Equipment located at or accessible from any CBOT Controlled Site, the CBOT agrees, and shall require each Market Participant to agree:

                    (i) not to, and not to permit any other Person (including any Market Participant) to, interfere or tamper with, alter, amend or modify the Equipment or any part or parts thereof without the prior written consent of LIFFE;

                    (ii) not to, and not to permit any other Person (including any Market Participant) to, move the Equipment or any portion thereof from the CBOT's Premises without the prior written consent of LIFFE; and

                    (iii) not to, and not to permit any other Person (including any Market Participant) to, interfere or tamper with any serial numbers, identity plates, trademarks, proprietary notices or other designations, including those of LIFFE or LIFFE's suppliers, on the Equipment any portion thereof; and

               (c) Software. With respect to all software embedded in or otherwise included within the Equipment ("System Software"), CBOT agrees not to, and not to permit any other Person (including any Market Participant) to:

                    (i) copy, modify, duplicate, decompile, reverse engineer, disassemble or otherwise reduce to a humanly perceivable form, make any attempt to discover the source code of, create derivative works based on, market, sell, provide or make available to any third party, otherwise distribute, or translate the System Software, except as expressly provided herein;

                    (ii) remove or alter in any manner any trademarks, trade names, copyright notices or other proprietary or confidentiality notices or designations, of the CBOT or other Person, contained or displayed in or on the System Software; or

                    (iii) upload any computer virus, Trojan horse, worm, time
                          bomb, or other similar code or hardware designed to disrupt the operation of, permit unauthorized access to, erase, or modify the System

                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

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                       CONFIDENTIAL TREATMENT REQUESTED BY
                               CBOT HOLDINGS, INC.

                        Software or Equipment, or otherwise use the System Software to further any purpose which is illegal.

          3.3.5 Insurance. With respect to all Equipment located at any CBOT Controlled Site, the CBOT agrees either to (a) arrange to insure the Equipment comprehensively against all insurable risks with a reputable insurance company, on terms satisfactory to LIFFE (naming LIFFE as a beneficiary), or (b) accept all liability for the Equipment; in each case for the full Replacement Value thereof, from and including the date on which the Equipment or any portion thereof is delivered to the CBOT Controlled Site, until such time as the Equipment is either returned to or repossessed by LIFFE. Where the Equipment has been insured by an insurance company, the CBOT shall, at the request of LIFFE, provide to LIFFE either a copy of the relevant portion of such insurance policy or a written certificate evidencing the currency of the same.

          3.3.6 Market Participants.

                3.3.6.1 Interface Sublicense Agreement. Prior to the
                        installation of any Equipment on premises owned or controlled by any Person wishing to become a Market Participant, the CBOT shall require such Person to enter into an Interface Sublicense Agreement.

                3.3.6.2 Enforcement. The CBOT shall:

                        (a) promptly upon becoming aware of such actions,
                            provide LIFFE written notice of (i) any violation by a Market Participant or any other Person of the restrictions set forth in Section 3.3.4; and (ii) any other acts or omissions of any Person which the CBOT believes (x) might jeopardize or prejudice the rights of LIFFE or its suppliers in the Equipment;
                            (y) may result in the Equipment being confiscated, seized, requisitioned, taken in execution, impounded or otherwise taken from any location; or (z) threaten the security or operation of the Equipment; and

                        (b) promptly upon becoming aware of (i) any claim,
                            demand, or cause of action brought against the CBOT by a Market Participant or any other Person, or any subpoena served upon the CBOT or (ii) any employee, officer or director thereof, which relates to the Equipment or any component thereof, provide LIFFE written notice of such claim, demand, cause of action or subpoena.

          3.3.7 Change Notification. The CBOT shall provide LIFFE's Project Manager prior written notice (or, if prior written notice is not feasible, immediate written notification) of (i) any changes to the physical environment at any CBOT Controlled Site in which Equipment and/or Software operate (e.g. maintenance or shutdowns of power supply or temperature control devices), and (ii) any changes to, relocations of, or maintenance of any CBOT Technology that interfaces with Software and/or Equipment.

                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

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                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.

     3.4 Responsibilities of LIFFE. In the event any Equipment is confiscated, seized, requisitioned, taken in execution, impounded or otherwise taken from the possession of LIFFE as a result of LIFFE permitting a third party lien or other encumbrance to be placed on such Equipment (excluding any such lien or other encumbrance established in connection with the procurement of such Equipment), LIFFE shall, at LIFFE's expense, replace such Equipment. Such Replacements will thereafter be deemed "Equipment" for purposes of this Agreement.

4.   Acceptance Testing

     4.1 System Testing. Prior to LIFFE's release to the CBOT of the Software for acceptance testing, LIFFE shall test the Components. Prior to the CBOT's commencement of acceptance testing, the CBOT shall test all software required to be provided by the CBOT hereunder (the "CBOT Deliverables") to ascertain whether such software materially conforms to the CBOT's specifications for such CBOT Deliverables and those specifications for the Interfaces set forth on Schedule
A. Acceptance testing shall not commence until (a) LIFFE has notified the CBOT in writing that LIFFE has reasonably determined that the Software materially conforms to the Specifications and (b) the CBOT has notified LIFFE in writing that the CBOT has reasonably determined that the CBOT Deliverables materially conforms to the CBOT's specifications for such CBOT Deliverables and those specifications for the Interfaces comprising the Specifications. Between delivery of such notice to the other Party and the CBOT's issuance of the Initial Acceptance Certificate, (i) LIFFE shall endeavor to provide the CBOT written notice of any modifications of the Software that may have a material impact on the functionality, performance or operation of the Software, and (ii) the CBOT shall endeavor to provide LIFFE written notice of any modifications to the CBOT Deliverables that may have material impact on the functionality, performance or operation of the CBOT Deliverables.

     4.2   Preparation. Acceptance testing will consist of two phases:
Integration Testing and Simulations. By no later than the applicable Milestones, or such dates as are otherwise agreed upon by the Parties, the CBOT shall, in consultation with LIFFE, prepare and submit to LIFFE Acceptance Criteria, Test Cases, Test Data, and Test Plans in respect of each Component, suitable to demonstrate that such Component can be integrated with the remaining Components comprising the Software and that the Software materially conforms to the applicable portions of the Specifications. LIFFE shall review each such submission and shall notify the CBOT of its objections or concerns with the submission. The CBOT shall cooperate in good faith to modify the Test Material to address LIFFE's reasonable objections and create mutually acceptable Test Material.

     4.3   Integration Testing.

     4.3.1 Notification. Commencing upon the relevant Milestone set forth in the Summary Project Plan, or upon any alternative date agreed upon by the Parties, the CBOT shall, with LIFFE's reasonable assistance, carry out Integration Testing at LIFFE's offices in London and the CBOT's facilities in Chicago, or elsewhere as the Parties may agree, as the Parties may deem most appropriate to facilitate acceptance testing and to meet the relevant Milestones.

     4.3.2 Suspected Defects.

           4.3.2.1 Material Defects. If a Material Defect is suspected, (a) the CBOT shall, immediately upon becoming aware of such suspected Material Defect, provide LIFFE's Project Manager written notice of such suspected Material Defect, together with all Evidence of such suspected Material Defect reasonably available to the CBOT, and (b) at LIFFE's request, the

                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

                                       15

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                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.

                       Parties shall re-perform the relevant Integration Testing and present the results thereof to each Party's Project Manager. If the Parties agree that Integration Testing has revealed a Material Defect, the Parties shall document the nature of the Material Defect identified by the Integration Testing. As soon as reasonably practicable thereafter, (i) LIFFE shall use reasonable efforts to remedy the Material Defect and shall notify the CBOT's Project Manager once LIFFE reasonably believes the Material Defect has been remedied; and (ii) the Parties shall repeat the Integration Testing, in whole or in part as necessary, to confirm that such Material Defect has been remedied. If such initial efforts to remedy the Material Defect prove unsuccessful, this cycle shall be repeated until (x) Integration Testing results reveal no Material Defects or (y) the CBOT otherwise agrees to issue an Initial Acceptance Certificate, and the CBOT shall not incur any Charges for LIFFE's Services in respect of such repeated cycle(s) in the event that the need to repeat such cycle is due to LIFFE's failure to remedy the Material Defect.

               4.3.2.2 CBOT Defects. If Integration Testing reveals a defect in a CBOT Deliverable (a "CBOT Defect"), the Parties shall document the nature of the CBOT Defect identified by the Integration Testing and provide to the CBOT's Project Manager any evidence of the CBOT Defect discovered during Integration Testing. As soon as reasonably practicable thereafter, unless otherwise agreed by the Parties, (i) the CBOT shall use reasonable efforts to remedy the CBOT Defect and shall notify LIFFE's Project Manager once the CBOT reasonably believes the CBOT Defect has been remedied; and (ii) the Parties shall repeat the Integration Testing, in whole or in part as necessary, to confirm that such CBOT Defect has been remedied. If such efforts to remedy the CBOT Defect prove unsuccessful, this cycle shall be repeated until Integration Testing results reveal no CBOT Defects.

               4.3.3 Initial Acceptance Certificate. Once all of the Software has completed Integration Testing successfully, the CBOT shall promptly sign and deliver to LIFFE's Project Manager an Initial Acceptance Certificate, which shall evidence the CBOT's Acceptance of the Software. Following the delivery of the Initial Acceptance Certificate and subject to the terms thereof, no modifications, other than such configuration changes as are agreed upon by the
                       Parties and may be necessary for purposes of carrying out
                        the Simulations and/or for making the Software and the
                       CBOT Deliverables available for trading in a real time
                       live trading environment, shall be made to the Software or the CBOT Deliverables prior to the Go Live Date, without the written consent of the Parties.

     4.4  Simulations.

          4.4.1 Notification. Following issuance of the Initial Acceptance Certificate and in accordance with the relevant Milestone, the CBOT shall, with LIFFE's reasonable assistance, carry out Simulations.

          4.4.2 Suspected Defects.

                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

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                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.

               (a) Material Defects. If a Material Defect is suspected, (a) the CBOT shall, immediately upon becoming aware of such suspected Material Defect, provide LIFFE's Project Manager written notice of such suspected Material Defect, together with all Evidence of such suspected Material Defect reasonably available to the CBOT, and (b) at LIFFE's request, the Parties shall re-perform the relevant Simulation and present the results thereof to each Party's Project Manager. If the Parties agree that a Simulation has revealed a Material Defect, the Parties shall document the nature of the Material Defect identified by the Simulation. As soon as reasonably practicable thereafter, (i) LIFFE shall use reasonable efforts to remedy the Material Defect and shall notify the CBOT's Project Manager once LIFFE reasonably believes the Material Defect has been remedied; and (ii) the Parties shall repeat the Simulation, in whole or in part as necessary, to confirm that such Material Defect has been remedied. If such initial efforts to remedy the Material Defect prove unsuccessful, this cycle shall be repeated until (x) Simulation results reveal no Material Defects or (y) the CBOT otherwise agrees to issue a Final Acceptance Certificate, and the CBOT shall not incur any Charges for LIFFE's Services in respect of such repeated cycle(s) in the event that the need to repeat such cycle is due to LIFFE's failure to remedy the Material Defect.

               (b) CBOT Defects. If a Simulation reveals a CBOT Defect, the Parties shall document the nature of the CBOT Defect identified by the Simulation and provide to CBOT's Project Manager any Evidence of the CBOT Defect discovered during Simulation. As soon as reasonably practicable thereafter,
                    (i) the CBOT shall use reasonable efforts to remedy the CBOT Defect and shall notify LIFFE's Project Manager once the CBOT reasonably believes the CBOT Defect has been remedied; and (ii) the Parties shall repeat the Simulation, in whole or in part as necessary, to confirm that such CBOT Defect has been remedied. If such efforts to remedy the CBOT Defect prove unsuccessful, this cycle shall be repeated until Simulation results reveal no CBOT Defects.

          4.4.3 Final Acceptance Certificate. Once the Software has completed Simulations successfully, the CBOT shall promptly sign and deliver to LIFFE's Project Manager a Final Acceptance Certificate. Following the delivery of the Final Acceptance Certificate and subject to the terms thereof, no modifications, other than such configuration changes as are agreed upon by the Parties and may be necessary for purposes of making the Software and the CBOT Deliverables available for trading in a real time live trading environment, shall be made to the Software or the CBOT Deliverables prior to the Go Live Date, without the written consent of the Parties.

     4.5 Go Live Date. Notwithstanding any provision to the contrary herein, the Software will not be made available for use in a real time live trading environment until and unless the CBOT has delivered to LIFFE's Project Manager an executed Final Acceptance Certificate in accordance with Section 4.4.3.

     4.6 Disputes. Any Dispute relating to acceptance testing shall be addressed in accordance with the dispute resolution procedures set forth in Section 17.

                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

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                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.

5.   General Obligations of the CBOT

     5.1 Dependencies. In addition to all other obligations of the CBOT set forth in this Agreement, the CBOT shall comply with those dependencies set forth in Schedule M hereto. 5.2 Security. In addition to all other duties of the CBOT specified hereunder in respect of Licensed Technology and Equipment and the use or access thereof by the CBOT, the CBOT (a) shall use reasonable efforts to comply with LIFFE's security policy, a copy of which is attached as Schedule J hereto; (b) shall establish and maintain supervisory and security procedures satisfactory to LIFFE for the purpose of protecting all Licensed Technology and Equipment located at CBOT's Premises and LIFFE's rights, title and interest in and to the Licensed Technology and Equipment; and (c) shall require each Market Participant to establish and maintain supervisory and security procedures appropriate to protect all Licensed Technology and Equipment located at premises owned or controlled by such Market Participant and LIFFE's rights, title and interest in and to the Licensed Technology and Equipment. 5.3 Protection of Licensed Technology and Equipment. The CBOT shall use reasonable efforts to ensure that no personnel of the CBOT, any Affiliates or subcontractors of the CBOT, any Market Participants, or any agents of the foregoing (other than LIFFE) shall have access to the Equipment or the Licensed Technology (excluding the Interfaces and Non-Restricted Documentation) unless such personnel has received appropriate training.

     5.4 CBOT's Premises. In addition to complying with the requirements set forth in Section 3.3, the CBOT shall provide LIFFE with such office accommodation, facilities (including telephones, fax machines, computer consumables, printers and Internet access), and access to the CBOT's Premises as LIFFE reasonably deems necessary to facilitate LIFFE's performance of the Services. 5.5 Materials and Assistance. In addition to providing those resources identified in Schedule M and in Sections 3.3 and 5.4, in order to facilitate the Parties' performance of their obligations hereunder, the CBOT shall (a) promptly provide to LIFFE such relevant information and documentation as LIFFE may reasonably request, including information and documentation relating to network infrastructure, hardware, software, equipment, personnel, documentation, space and office space; and (b) ensure that competent personnel are available during normal working hours to provide to LIFFE such information or other support in relation to LIFFE's performance of the Services as LIFFE may reasonably request; and (c) use good faith efforts to ensure that such personnel possesses the skills, experience, qualifications, and knowledge necessary to carry out any tasks to which they may be assigned. 5.6 Upgrades and Replacements. Subject to any applicable obligations of LIFFE pursuant to any Managed Services Agreement entered into by the Parties, nothing herein shall require LIFFE to (a) create any Upgrades or provide any Replacements; (b) deliver or license to the CBOT for use and/or access as "Licensed Technology" any modifications, enhancements, improvements or additions to the Licensed Technology as LIFFE may choose to create; or (c) provide to the CBOT for use and/or access as "Equipment" hereunder any replacements, modifications, enhancements, improvements or additions to the Equipment.

6.   General Obligations of Both Parties

     6.1 Non-Solicitation. Each Party agrees that, during a period from (a) the Effective Date to (b) the earlier of twelve (12) months after completion of the Services and the effective date of termination of this Agreement, it shall not employ or engage on any other basis, and offer such employment or engagement to, any of the other Party's employees, contractors, and consultants who have been associated with the performance of such other Party's obligations hereunder, without the other Party's prior

                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

                                       18

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                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


agreement in writing. If a Party employs or engages any employee, contractor or consultant of the other Party in breach of the foregoing obligations, it will pay to the other Party damages in an amount equal to the net annual salary of such employee, contractor or consultant for the twelve (12) months prior to the date such individual, contractor or consultant is first employed by the Party breaching such obligation.

     6.2 Export Compliance. The CBOT and LIFFE each shall comply with all applicable export laws and regulations of the United States and foreign authorities, including regulatory authorities. For purposes of this obligation, export laws and regulations include, but are not limited to, all applicable end use controls and all applicable restrictions on the export, reexport and transfer of encryption items.

7.   Project Management

     7.1 Appointments. Each Party shall appoint and inform the other Party of the identity of (a) a Project Manager and (b) a Relationship Manager, to serve as the primary points of contact between LIFFE and the CBOT with respect to the Services. Additionally, the Parties shall, in accordance with such terms as the Parties agree upon, establish a "Program Board" to address issues arising from the Parties' performance of their obligations under this Agreement.

     7.2 Substitutions. Each Party shall promptly notify the other in writing of any substitutions for or replacements of such individuals appointed in accordance with Section 7.1, as applicable, and shall take all reasonable steps to minimize any potential adverse effects of such changes.

8.   Charges

     8.1 Payment. In consideration for LIFFE's performance of the Services hereunder, the CBOT shall, via wire transfer of immediately available funds to such bank account as LIFFE may specify, (a) pay to LIFFE a fee for procurement of the Equipment, which fee shall be comprised of (i) all actual costs charged to LIFFE in connection with the procurement of such Equipment (estimates of such costs are set forth on Schedule E); provided, however, that if LIFFE reasonably anticipates that the costs charged to LIFFE in connection with the procurement of any item of Equipment will be higher than the estimated costs for such item set forth in Schedule E, then, prior to purchasing such item, LIFFE must obtain the CBOT's written approval of such purchase, which approval shall not be unreasonably withheld and (ii) an additional [**] of such costs for the purchase administration, delivery, handling, storage and other activities related to the procurement of such Equipment for the CBOT (collectively, "Equipment Service Charges"); (b) pay to LIFFE fees relating to installation of Equipment at the premises of Market Participants, as further detailed on Schedule K hereto ("Connection Service Charges"); (c) pay to LIFFE fees for all other Services provided by LIFFE to the CBOT under this Agreement ("Development Service Charges"), which fees shall be calculated on a time and materials basis in accordance with the charge rates set forth in Schedule K (the "Charge Rates") (which Charge Rates are exclusive of expenses); and (d) reimburse LIFFE for any out of pocket expenses incurred by LIFFE hereunder, including all reasonable travel, hotel, subsistence and other out of pocket expenses charged in accordance with LIFFE's travel and expense policy attached as Schedule L hereto (collectively, "Out of Pocket Expenses"; and such Equipment Service Charges, Connection Service Charges, Development Service Charges and Out of Pocket Expenses, collectively, the "Charges"). All payments hereunder shall be made in pounds sterling; provided that the CBOT may pay in U.S. dollars any Charges based on such costs incurred by LIFFE hereunder, which costs were denominated in U.S. dollars.

     8.2 Taxes. The Charges shall be exclusive of all international, national or state taxes (including withholding taxes), levies, duties, or similar charges, however designated, that may be assessed by any jurisdiction under current law or as a result of any change in the law following the date thereof

                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

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                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.

(collectively, "Taxes"), and the CBOT shall pay or reimburse LIFFE for all such Taxes that may be levied or imposed in relation to this Agreement or any of the rights and licenses granted hereunder, excluding (a) any VAT that is recovered by LIFFE and (b) taxes based on the net income of LIFFE. LIFFE will use good faith efforts to recover VAT applicable to any Charges. Prior to receiving from the CBOT any payment which may be subject to United States withholding taxes, LIFFE shall deliver to the CBOT two original copies of (i) Internal Revenue Service ("IRS") Form "W-8BEN" (or any successor forms), accurately completed and duly executed by LIFFE certifying, in Line 9a thereof (or the corresponding line of any successor forms), that the applicable treaty is the United States-United Kingdom Income Tax Convention, and further certifying the matters set forth in Line 9b and 9c of Form "W-8BEN" (or the corresponding lines of any successor forms) or (ii) IRS Form "W-8ECI" (or any successor form); provided that, unless required by U.S. law, LIFFE shall not be required to deliver to the CBOT any such Forms if LIFFE assigns, pursuant to Section 22, this Agreement and/or its rights and obligations under this Agreement to an Affiliate of LIFFE which is a United States corporation. LIFFE hereby agrees, from time to time after the initial delivery by LIFFE of such forms whenever a lapse in time or change of circumstances renders such forms obsolete or inaccurate in any material respect, to deliver to the CBOT two new original copies of IRS Form "W-8BEN" or IRS Form "W-8ECI" (or any successor forms), accurately completed and duly executed by LIFFE. Notwithstanding this Section 8.2, the relevant Charges shall be paid net of any U.S. federal income withholding tax caused by the failure of LIFFE to provide the CBOT with such forms, unless a change in applicable law of the United States, enacted or promulgated after the date hereof, makes it impossible for LIFFE to continue to make the certifications described above.

     8.3 Invoices. LIFFE shall invoice the CBOT monthly in arrears for the Charges and any additional amounts due hereunder, in pounds sterling; provided, however, that LIFFE will invoice in U.S. dollars any Charges based on costs incurred by LIFFE hereunder, which costs were denominated in U.S. dollars. For the avoidance of doubt, any amounts paid by LIFFE in pounds sterling will be invoiced to the CBOT in pounds sterling. Each invoice for Development Service Charges will set forth the name of each of the LIFFE Project Personnel who performed such Services, the categories of work performed by such individual, the grade of each such individual, and the Charge Rate for such individual. Subject to Section 8.4, payment of each invoice shall be made by the CBOT within thirty (30) days of the date of receipt of such invoice by the CBOT (the "Payment Date"), unless the CBOT makes a good faith objection to the terms of the invoice, in which case (a) the CBOT shall pay the undisputed amount of the invoice, and (b) the Parties shall promptly undertake to resolve the disputed portion of the invoice.

     8.4 Financing. The Parties may agree upon a financing arrangement (the "Financing Agreement"), pursuant to which the CBOT may, upon written notice to LIFFE, elect to finance certain of the Charges set forth on any invoice provided under this Agreement. For the avoidance of doubt, any Charges that the CBOT does not elect to finance pursuant to any Financing Agreement shall be paid by the CBOT in accordance with Section 8.3.

     8.5 Suspension. If the CBOT fails to pay any undisputed Charges due under this Agreement by the Payment Date, then, without prejudice to any other remedy available to LIFFE, LIFFE may, upon fourteen (14) days prior written notice to the CBOT, suspend the Services, provided that the CBOT has not made payment within such period of time. In the event of reinstatement of the Services, the CBOT shall be required to install any such Upgrades and/or Replacements to the version(s) of the Licensed Technology or Equipment last utilized by the CBOT, as LIFFE may specify.

     8.6 Late Payment. If the CBOT fails to pay any undisputed Charges due under this Agreement by the Payment Date, then interest shall be charged thereon from the date of issuance of the applicable invoice until the date payment is made, at the rate of the lesser of one and one half percent (1.5%) per month, or the maximum amount allowed under applicable law.

                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.

9.   Term

     This Agreement shall commence on the Effective Date and shall continue until the earlier of the completion of the Services and March 1, 2004, unless
(a) otherwise agreed by the Parties or (b) terminated in accordance with Section 10 or as otherwise provided in this Agreement.

10.  Termination

     10.1 By the CBOT. The CBOT may terminate this Agreement immediately upon notice to LIFFE in the event that the Parties have not entered into a Managed Services Agreement by [**].

     10.2 By LIFFE.

          10.2.1 [**]. LIFFE may terminate this Agreement, upon twelve
                 (12) months prior written notice to the CBOT ("Termination Notice Period"), if [**], or any Affiliate of [**], directly or indirectly acquires control of the CBOT.

          10.2.2 Managed Services Agreement. LIFFE may terminate this Agreement immediately upon notice to the CBOT in the event that the Parties have not entered into a Managed Services Agreement by [**].

     10.3 By Either Party.

          10.3.1 Material Breach. Subject to Section 11.3, at any time during the term of this Agreement, either Party may terminate this Agreement immediately upon written notice to the other Party if the other Party commits a breach of any of its material obligations under this Agreement and fails to remedy such material breach within thirty (30) days of receipt of written notice thereof.

          10.3.2 Insolvency. At any time during the term of this Agreement, either Party may terminate this Agreement upon thirty (30) days prior written notice if: (a) the other Party (i) becomes insolvent, (ii) voluntarily commences any proceeding or files any petition under the bankruptcy laws of the United States or England and Wales, (iii) becomes subject to any involuntary bankruptcy or insolvency proceedings under the laws of the United States or England and Wales, which proceedings are not dismissed within thirty (30) days, (iv) makes an assignment for the benefit of its creditors, or (v) appoints a receiver, trustee, custodian or liquidator for a substantial portion of, its property, assets or business; or (b) the other Party passes a resolution for its winding up or dissolution, or a court of competent jurisdiction makes an order for such other Party's winding up or dissolution.

     10.4 Automatic Termination. This Agreement will terminate automatically upon termination of the Software License Agreement.

                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.

11.  Consequences of Termination

     11.1 Equipment.

          11.1.1 In CBOT's Possession. In addition to complying with those requirements set forth in Section 12.1 of the Software License Agreement, following termination of this Agreement, the CBOT shall (a) immediately cease use of the Equipment; and (b) at LIFFE's request and at the CBOT's expense, (i) within fourteen
                 (14) days of the effective date of termination of this Agreement, permanently erase and certify the erasure of the Software (and all copies thereof) from the Equipment and all backup Media; (ii) immediately return to LIFFE, or destroy and certify as destroyed, any Licensed Technology in the CBOT's possession and/or control (including all Documentation);
                 (iii) as LIFFE may elect, promptly return to LIFFE or permit LIFFE to repossess any Equipment; and (iv) promptly return to LIFFE or, with LIFFE's prior written consent destroy and certify as destroyed, any and all other LIFFE Property in the CBOT's possession and/or control.

          11.1.2 In Market Participants' Possession. Upon or prior to the effective date of termination of this Agreement, the CBOT shall, at the CBOT's expense, (a) require each Market Participant to (i) immediately cease use of the Equipment and all Licensed Technology; (ii) promptly return to LIFFE, or certify as destroyed, each item of Licensed Technology within such Market Participant's possession or control;
                 (iii) as LIFFE may elect, either promptly return to LIFFE or permit LIFFE to repossess all Equipment in such Market Participant's possession and/or control; and (iv) promptly return to LIFFE or, with LIFFE's written consent destroy and certify as destroyed, any other LIFFE Property within such Market Participant's possession and/or control; and (b) notwithstanding the foregoing Section 11.1.2(a), return to LIFFE any LIFFE Property that has been provided to the CBOT by any Market Participant, promptly upon the CBOT's receipt thereof.

     11.2 Third Party Obligations. In the event of termination of this Agreement, LIFFE will use commercially reasonable efforts to terminate any contracts with third parties relating to LIFFE's obligations hereunder (or relevant portions thereof). Notwithstanding the foregoing, the CBOT shall be obligated to reimburse LIFFE for any and all costs and expenses relevant to this Agreement for which LIFFE is contractually obligated to such third parties as of the termination hereof; provided that (a) LIFFE has used commercially reasonable efforts to mitigate such costs and expenses and (b) LIFFE has, within ninety
(90) days of the execution of the effective date of termination of this Agreement, notified the CBOT of the existence and term of the contract, the identity of the counterparty to the contract, and the estimated amount of the CBOT's payment obligation in respect of such contract.

     11.3 Survival. The termination of this Agreement for any reason will not affect the accrued rights of the Parties or the right of either Party to sue for damages arising from a breach of this Agreement. Notwithstanding termination of this Agreement, the CBOT shall remain liable to pay LIFFE all sums accrued or due on or prior to the effective date of termination. Sections 1, 3.2, 3.3.1(b), 3.3.1(c)(i), 3.3.1(d)(i), 3.3.3, 3.3.4, 3.3.5, 3.3.6.2, 6, 8, 11, 12, 13, 14,
15, 16, 17, 18, 19, 21, 24, 25, 26, 27, 28, 29 and 31 shall survive beyond the effective date of termination of this Agreement and shall remain in full force and effect.

12.  Proprietary Rights

                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.

     12.1 LIFFE Property. As between the CBOT and LIFFE, all rights, title and interest in and to the Licensed Technology and all portions thereof (excluding the third party software specified in Schedule G of the Software License Agreement), including but not limited to, all Software, Upgrades, and Documentation; all Confidential Information of LIFFE; all Equipment; all Replacements; all other materials whatsoever relating to the Licensed Technology and/or the Equipment and provided by LIFFE to the CBOT and/or any Market Participants, including any gateways, hubs, routers, cables, cabinets and servers; and any other materials provided by or on behalf of LIFFE to the CBOT and/or any Market Participants under this Agreement; including all copyrights, trademarks, patents, trade secrets and other intellectual property inherent in the foregoing or appurtenant thereto (collectively, "LIFFE Property") shall be and remain vested in LIFFE (or LIFFE's Affiliates, suppliers or licensors, as applicable). To the extent, if any, that ownership of the LIFFE Property does not automatically vest in LIFFE by virtue of this Agreement or otherwise, the CBOT hereby transfers and assigns to LIFFE, as of the date of creation, all rights, title and interest which the CBOT may have in and to such LIFFE Property. The CBOT undertakes, at the CBOT's expense, to do or cease to do all such acts as LIFFE may reasonably direct, and to execute, or cause its employees, agents and/or subcontractors to execute, all such documents as LIFFE deems reasonably necessary or helpful to assure further the rights, title and interest of LIFFE or its nominee in and to such LIFFE Property.

     12.2 CBOT's Property. Notwithstanding the foregoing Section 12.1, as between the CBOT and LIFFE, all rights, title and interest in and to (a) the CBOT Technology (if any); (b) Market Data; (c) all Confidential Information of the CBOT; and (d) all copyrights, trademarks, patents, trade secrets and other intellectual property inherent in the foregoing or appurtenant thereto (collectively, the "CBOT's Property") shall be and remain vested in the CBOT. To the extent, if any, that ownership of the CBOT Property does not automatically vest in the CBOT by virtue of this Agreement or otherwise, LIFFE hereby transfers and assigns to the CBOT, as of the date of creation, all rights, title and interest which LIFFE may have in and to such CBOT Property. LIFFE undertakes, at LIFFE's expense, to do or cease to do all such acts as the CBOT may reasonably direct, and to execute, or cause its employees, agents and/or subcontractors to execute, all such documents as the CBOT deems reasonably necessary or helpful to assure further the rights, title and interest of the CBOT or its nominee in and to such CBOT Property.

                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


13.  Confidentiality
     ---------------

     13.1 Confidential Information. Subject to Section 13.2, each Party shall treat as confidential the terms and conditions of this Agreement (excluding the existence of this Agreement), all information (a) marked as confidential, "CBOT Restricted" and/or "LIFFE Restricted" (as applicable) or (b) which the recipient should reasonably know, by its nature or the manner of its disclosure, to be confidential (including, but not limited to, the information and materials the CBOT has obtained rights to use hereunder), which either Party may receive or have access to during or prior to the performance of this Agreement ("Confidential Information"). Neither Party shall (i) use the Confidential Information of the other Party for any purpose other than the performance of its obligations under this Agreement, the Software License Agreement, or the Managed Services Agreement, or (ii) divulge such Confidential Information (x) without the other Party's prior written consent, to anyone other than the employees, subcontractors, consultants or advisors of such Party who are subject to nondisclosure obligations and to whom such disclosure is reasonably necessary to facilitate the performance of this Agreement; or (y) unless requested pursuant to a judicial or governmental request, requirement or order under law (including disclosure obligations of the Parties under applicable securities laws), in which case, if not so prohibited by a regulatory or other governmental authority or an order of a court of competent jurisdiction, the receiving Party will promptly notify the other Party of such request; provided that, if, in the opinion of counsel to the receiving Party, such disclosure is required under securities laws, the receiving Party, in consultation with the other Party, shall additionally use good faith efforts to secure confidential treatment of the information so disclosed. "Confidential Information" of LIFFE includes, but is not limited to, Restricted Documentation and the source code of the Software. For the avoidance of doubt, with respect to Confidential Information of LIFFE that has been disclosed to the CBOT or to which the CBOT has access, the CBOT shall neither provide or permit [**] access to, nor permit any other Person to provide or permit [**] access to, any Confidential Information of LIFFE or any derivative work based on such Confidential Information.

     13.2 Exclusions. Notwithstanding Section 13.1, Confidential Information will not include information (a) which is independently developed by the receiving Party or is lawfully received free of restriction from another source that, to the receiving Party's knowledge, has the right to furnish such information; (b) after it has become generally available to the public by acts not attributable to the receiving Party or its employees, consultants or advisors; or (c) which, at the time of disclosure to the receiving Party, was known to the receiving Party free of restriction.

14.  Warranties
     ----------

     14.1 LIFFE. LIFFE warrants that (a) it has the requisite corporate power and authority to execute and perform this Agreement; (b) its execution and performance of its obligations hereunder will not violate any other agreement or regulatory obligation to which it is bound; and (c) to LIFFE's knowledge, the Software contains no Malicious Code. EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT, LIFFE MAKES NO, AND HEREBY DISCLAIMS ALL, WARRANTIES, CONDITIONS, UNDERTAKINGS, TERMS OR REPRESENTATIONS, EXPRESSED OR IMPLIED BY STATUTE, COMMON LAW OR OTHERWISE, IN RELATION TO THE SERVICES OR THE LICENSED TECHNOLOGY OR ANY PORTION OF THE SAME OR THE USE THEREOF, INCLUDING BUT NOT LIMITED TO ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. LIFFE FURTHER DISCLAIMS ALL WARRANTIES, IMPLIED OR OTHERWISE, RELATING TO ANY THIRD PARTY MATERIALS.

     14.2 The CBOT. The CBOT hereby warrants to LIFFE that (a) it has the requisite corporate power and authority to execute and perform this Agreement;
(b) its execution and performance of its

                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


obligations hereunder will not violate any other agreement or regulatory obligation to which it is bound; (c) it is a valid licensee of the Wagner/eSpeed Patent pursuant to Attachment B to that certain "Settlement Agreement" between the CBOT, The Chicago Mercantile Exchange, Electronic Trading Systems Corporation and eSpeed, entered into as of August 26, 2002, in settlement of eSpeed, Inc. and Electronic Trading Systems Corporation v. The Board of Trade of the City of Chicago and The Chicago Mercantile Exchange, before the United States District Court for the Northern District of Texas (Civil Action No. 3:99-CV-1016-M) (the "Wagner License"), a copy of which has been provided to LIFFE; and (d) the Services, the Equipment and Licensed Technology provided hereunder, and the use of such Equipment and Licensed Technology by or on behalf of the CBOT, Sublicensees and Market Participants, are encompassed by such Wagner License and will not violate the terms of the Wagner License. EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT, THE CBOT MAKES NO, AND HEREBY DISCLAIMS ALL, WARRANTIES, CONDITIONS, UNDERTAKINGS, TERMS OR REPRESENTATIONS, EXPRESSED OR IMPLIED BY STATUTE, COMMON LAW OR OTHERWISE, IN RELATION TO THE LICENSED TECHNOLOGY AND CBOT PROPERTY OR ANY PORTION OF THE SAME OR THE USE THEREOF, INCLUDING BUT NOT LIMITED TO ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.

15.  Indemnification
     ---------------

     15.1 By LIFFE. LIFFE shall defend, indemnify and hold the CBOT, and the officers, directors, employees, agents, and representatives of the CBOT ("CBOT Indemnitees") harmless from and against all costs, claims, demands, losses, expenses and liabilities of any nature whatsoever (including reasonable attorneys fees) ("Losses") incurred or suffered by such CBOT Indemnitees arising out of, or in connection with, any third party claim, demand, or cause of action (each, a "Claim") to the extent such Claim is based upon or arises out of (a) LIFFE's gross negligence or willful misconduct; (b) LIFFE's material breach of this Agreement or any part hereof; or (c) [**]; provided that (i) the CBOT shall take no other action which the CBOT, in its reasonable judgment, believes would be contrary to LIFFE's interests relative to the Claim; (ii) LIFFE (or any Person acting on behalf of or authorized by LIFFE), at its own expense, shall be entitled to have sole conduct and control of all legal proceedings in connection with the Claim or the settlement or other compromise thereof; (iii) the CBOT shall give LIFFE (and any Person acting on behalf of or authorized by LIFFE) all reasonable assistance therewith, at LIFFE's reasonable expense; and (iv) the CBOT shall use good faith efforts to notify LIFFE as soon as possible, but in any event within five (5) Business Days, after the CBOT becomes aware of the Claim. Notwithstanding the foregoing, LIFFE shall have no obligation to defend, indemnify, or hold any CBOT Indemnitee harmless from or against any Losses incurred or suffered by such CBOT Indemnitee (x) as a result of the gross negligence or willful misconduct of the CBOT Indemnitee or any Market Participant, or (y) to the extent any Losses are attributable to the fact that the use of the Licensed Technology and/or Equipment by the CBOT, other CBOT Indemnitee, or any Market Participant has not been in accordance with this Agreement.

     15.2 By the CBOT. The CBOT shall defend, indemnify and hold LIFFE, its Affiliates, and the officers, directors, employees, agents, and representatives of LIFFE and its Affiliates ("LIFFE Indemnitees") harmless from and against all Losses incurred or suffered by such LIFFE Indemnitees arising out of, or in connection with, any third party Claim to the extent such Claim is based upon or arises out of: (a) the CBOT's material breach of this Agreement or any part hereof; (b) the gross negligence or willful misconduct of the CBOT, any of its Affiliates, or any Members or Market Participants; (c) the CBOT's Property or LIFFE's use thereof; (d) the CBOT's use of the Licensed Technology in contravention of this Agreement; (e) any violation by any Market Participant of the

                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


restrictions set forth in Section 3.3.4; or (f) any Claim that the Services provided hereunder, the Equipment or the Licensed Technology provided hereunder, or the use thereof by or on behalf of the CBOT or Market Participants, infringes or otherwise violates the Wagner/eSpeed Patent; provided that (i) LIFFE shall take no action which LIFFE, in its reasonable judgment, believes would be contrary to the CBOT's interests relative to the Claim; (ii) the CBOT (or any Person acting on behalf of or authorized by the CBOT), at its own expense, shall be entitled to have sole conduct and control of all legal proceedings in connection with the Claim or the settlement or other compromise thereof; (iii) LIFFE shall give the CBOT (and any Person acting on behalf of or authorized by the CBOT) all reasonable assistance in connection therewith at the CBOT's reasonable expense; and (iv) LIFFE shall use good faith efforts to notify the CBOT as soon as possible, but in any event within five (5) Business Days, after LIFFE becomes aware of the Claim. Notwithstanding the foregoing, the CBOT shall have no obligation to defend, indemnify, or hold any LIFFE Indemnitee harmless from or against any Losses incurred or suffered by such LIFFE Indemnitee as a result of the gross negligence or willful misconduct of the LIFFE Indemnitee.

16.  Liability
     ---------

     16.1 Specific Limitations. LIFFE shall have no liability to the CBOT for any breach of this Agreement or any Losses (including, but not limited to, the CBOT's inability to use any part of the Licensed Technology or Equipment and the interruption or corruption of any data or information stored, used, generated or transmitted on or via any Licensed Technology or Equipment) under this Agreement arising from (a) any defect in the Licensed Technology or Equipment of which LIFFE has not received notice of from the CBOT within five (5) Business Days following the first date upon which the CBOT discovered or otherwise became aware of such defect, (b) any Force Majeure Event, or (c) any Trading Applications or other Third Party Materials.

     16.2 General Limitation. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY SHALL HAVE LIABILITY TO THE OTHER FOR ANY LOSS, DAMAGE OR INJURY, DIRECT OR INDIRECT, WHETHER OR NOT CAUSED BY THE NEGLIGENCE OF SUCH PARTY, ITS AFFILIATES, OR THE OFFICERS, EMPLOYEES, AGENTS OR REPRESENTATIVES OF SUCH PARTY OR OF ANY OF ITS AFFILIATES, EXCEPT THAT EACH PARTY SHALL ACCEPT LIABILITY FOR
(A) MATERIAL BREACH OF THIS AGREEMENT, (B) THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH PARTY, ITS AFFILIATES OR THE OFFICERS, EMPLOYEES, AGENTS OR REPRESENTATIVES OF SUCH PARTY OR OF ANY OF ITS AFFILIATES, AND (C) FOR DEATH, PERSONAL INJURY AND DIRECT PHYSICAL DAMAGE TO THE TANGIBLE PROPERTY OF THE OTHER CAUSED BY SUCH PARTY, ITS AFFILIATES OR THE OFFICERS, EMPLOYEES, AGENTS OR REPRESENTATIVES OF SUCH PARTY OR OF ANY OF ITS AFFILIATES. EXCEPT WITH REGARD TO EITHER PARTY'S BREACH OF ITS CONFIDENTIALITY OBLIGATIONS UNDER SECTION 13 OR ITS WARRANTIES SET FORTH IN SECTION 14, NEITHER PARTY SHALL BE LIABLE TO THE OTHER HEREUNDER FOR ANY INDIRECT OR CONSEQUENTIAL LOSS, OR FOR LOSS OF PROFITS, GOODWILL OR CONTRACTS, WHETHER ARISING FROM NEGLIGENCE, BREACH OF CONTRACT OR OTHERWISE, AND WHETHER OR NOT EITHER PARTY SHALL HAVE BEEN ADVISED OF OR OTHERWISE MIGHT HAVE ANTICIPATED THE POSSIBILITY OF SUCH DAMAGES.

16.3 Limitation of Liability. The cumulative liability of LIFFE under this Agreement, the Software License Agreement and the Managed Services Agreement, during the respective terms of this Agreement, the Software License Agreement and the Managed Services Agreement, however arising, will not exceed [**]; provided, however, that the limitations set forth in this Section 16.3 will not

                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


apply to (a) liability of LIFFE for death or personal injury; (b) fraudulent acts or omissions; or (c) violations of the confidentiality obligations of
Section 13.

     16.4 Claims Against Individuals. Where the liability of a Party (including, but not limited to, any liability with respect to the officers, employees, agents or representatives of a Party or any of its Affiliates) has been excluded or restricted hereunder, each Party agrees that it shall not bring any claim against any officers, employees, agents or representatives of the other Party or any of its Affiliates or join such officers, employees, agents or representatives in any claim such that the liability of such officers, employees, agents or representatives and such other Party, when taken together, would be greater than the liability of such other Party hereunder.

17.  Dispute Resolution

     17.1 Escalation. As used herein, "Disputes" means any claims, disputes, controversies, and other matters in question between the Parties arising out of or relating to this Agreement or the breach hereof (excluding any third party claims against LIFFE or the CBOT subject to indemnification pursuant to Section 15, but including any disagreements as to indemnification rights hereunder). Any Dispute between the Parties shall in the first instance be referred to the Parties' Relationship Managers for discussion and resolution. If the Dispute is not resolved by the Relationship Managers within five (5) Business Days, the Dispute will be referred to the Managing Director of LIFFE Market Solutions and a representative of the CBOT at an equivalent level, who must discuss and, if appropriate, meet within five (5) Business Days to attempt to resolve the Dispute. If the Dispute is not resolved by such second representatives within five (5) Business Days, the Dispute will be referred to the Parties' Chief Executive Officers who must discuss and, if appropriate, meet within five (5) Business Days to attempt to resolve the Dispute. If any representative of either Party referred to in this Section 17.1 is not available for any reason, the affected Party shall be entitled to appoint an appropriate substitute.

     17.2 Mediation. If the Parties cannot resolve any Dispute in accordance with Section 17.1 within thirty (30) Business Days, they may refer the Dispute to mediation, to be conducted by a single mediator in (i) Chicago, Illinois, if LIFFE has initiated the Dispute, or (ii) London, England, if the CBOT has initiated the Dispute. The Parties shall use good faith efforts to agree upon a mediator. If the Parties are unable to agree upon a mediator within thirty (30) Business Days, the Parties may seek judicial resolution and remedy of the Dispute without first proceeding with mediation. The Parties shall use good faith efforts to hold the mediation within thirty (30) Business Days following the selection of a mediator. Unless otherwise agreed by the Parties, no decision resulting from the mediation proceedings will be binding upon the Parties. Unless expressly provided herein, each Party will bear its own costs (including attorneys fees) relating to the mediation, but the Parties will share equally the fees and expenses charged by the mediator.

     17.3 Arbitration. If a Dispute is not resolved in accordance with Section 17.2, then either Party may provide written notice to the other Party of an intention to refer the Dispute to arbitration. Any such arbitration shall be:
(a) binding; (b) administered by the International Centre for Dispute Resolution ("ICDR") of the American Arbitration Association ("AAA"); (c) conducted in accordance with the International Arbitration Rules of the AAA (the "AAA Rules"), as such AAA Rules may be amended from time to time, except to the extent this Section 17.3 provides otherwise; (d) held in Chicago, Illinois, if the Dispute is initiated by LIFFE and in London, England if the Dispute is initiated by the CBOT; and (e) conducted using the English language. Upon filing a claim, the filing Party will simultaneously provide written notice of such claim to the other Party and to the relevant administrator at the ICDR.

          17.3.1 Selection of Arbitrators. Within ten (10) Business Days of receipt of the ICDR initiation letter, each Party shall select one neutral individual to act as arbitrator.


                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.

                 In addition, the Parties shall submit a written request to AAA to use its normal procedures pursuant to the AAA Rules to appoint the third arbitrator within five (5) Business Days of AAA's receipt of such request. The arbitrator appointed by AAA shall serve as the chairperson of the arbitration panel. The Parties agree that the selection of arbitrators must be completed within twenty-five (25) Business Days of receipt by both Parties of the ICDR initiation letter.

          17.3.2 Cooperation. The Parties shall cooperate with each other in causing the arbitration to be held in as efficient and expeditious a manner as practicable, and in this respect to furnish such documents and make available such personnel as the arbitrators may request.

          17.3.3 Reduction of Losses. The Parties have selected arbitration to expedite the resolution of Disputes and to reduce the costs and burdens associated with litigation. The Parties agree that the arbitrators should take these concerns into account when determining whether to authorize discovery and, if discovery is authorized, the scope of permissible discovery and other hearing and pre-hearing procedures. The arbitrators shall render an award, including a written decision, within ninety
                 (90) calendar days after the arbitration notice is provided, unless the Parties otherwise agree or the arbitrators make a finding that a Party has carried the burden of showing good cause for a longer time period.

          17.3.4 Binding Decision. The decision or award of the arbitrators will be final and binding, and may be used as a basis for judgment thereon in any jurisdiction. The award shall be in writing, shall be signed by a majority of the arbitrators, and shall include a written decision setting out the reasons for the disposition of any claim.

          17.3.5 Punitive Damages. Without limiting any other remedies that may be available under applicable law, the arbitrators shall have no authority to award punitive damages.

          17.3.6 Confidentiality. All proceedings and decisions of the arbitrators shall be maintained in confidence to the extent legally permissible, and shall not be made public by any Party or any arbitrator without the prior written consent of the Parties, except as may be required by applicable laws.

          17.3.7 Losses. Each Party shall bear its own costs and attorneys fees, and the Parties shall equally bear the fees, costs, and expenses of the arbitrators and the arbitration proceedings charged by the arbitrators ("Arbitration Fees"); provided, however, that (a) the filing Party shall pay any filing fees charged by the AAA; and (b) the arbitrators may exercise discretion to award costs, but not attorneys fees or Arbitration Fees, to the prevailing Party.

          17.3.8 Obligations. The commencement and pendency of an arbitration under this Section 17.3 shall not relieve either of the Parties of their respective obligations under this Agreement.

          17.3.9 Limitations. A demand for arbitration shall not be made after the date when institution of legal or equitable proceedings based upon such dispute would be barred by the applicable statute of limitations or laches under the laws of the

                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.

State of Illinois, and the Parties expressly waive any causes of action relating to any Dispute not brought within the period set forth therein.

     17.4 Limitations. Notwithstanding Sections 17.2 and 17.3, nothing herein restricts the rights of either Party to seek judicial resolution and remedy of
(i) any Disputes, following compliance with Sections 17.2 and 17.3, or (ii) any claims, disputes, controversies, or other matters in question between the Parties arising out of either Party's breach of its obligations pursuant to
Section 13 or Section 14.

18.  Entire Agreement

     This Agreement, together with the Software License Agreement and Managed Services Agreement entered into by the Parties, constitutes the entire understanding between the Parties with respect to the subject matter hereof and supersedes all prior representations, agreements, negotiations and discussions between the Parties, including that Letter Agreement entered into by the Parties as of February 4, 2003.

19.  Schedules

     Each of the schedules attached hereto is a part of and incorporated into this Agreement. Unless otherwise indicated therein, all capitalized terms contained within the Schedules will have the meanings ascribed to them in the main body of this Agreement.

20.  Amendments

     Except as expressly provided for herein, this Agreement may be amended only by an instrument in writing signed on behalf of a duly authorized representative of each Party.

21.  Binding Provisions/Third Party Beneficiaries

     This Agreement is binding upon, and shall inure to the benefit of, the Parties and their respective administrators, legal representatives, successors, and permitted assigns. The Parties agree that no provision of this Agreement is intended, expressly or by implication, to purport to confer a benefit or right of action upon a third party (whether or not in existence, and whether or not named, as of the Effective Date).

22.  Assignment and Sublicensing

     Except as otherwise expressly provided herein, the CBOT shall not assign, transfer or sublicense any right or obligation under this Agreement without the prior written approval of LIFFE. Notwithstanding the foregoing, the CBOT may assign this Agreement to the Electronic Chicago Board of Trade, Inc., provided that, in the event of any assignment, the CBOT will provide to LIFFE a written guarantee of the performance of all obligations of the Electronic Board of Trade, Inc., the specific terms of which guarantee shall be agreed upon by the Parties. LIFFE may, in LIFFE's sole discretion, assign this Agreement and/or some or all of its rights and obligations under this Agreement to an Affiliate of LIFFE that is capable of performing the obligations of LIFFE under this Agreement.

23.      Force Majeure

         If the performance of this Agreement by either Party is prevented, hindered, delayed or otherwise made impracticable by reason of any Force Majeure Event, that Party shall be excused from such performance to the extent that it is prevented, hindered or delayed by such cause. In the event a Party

                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].
                                       29

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.

becomes aware of a Force Majeure Event that will affect its performance under this Agreement, it shall notify the other Party as soon as reasonably practicable. The Parties shall thereafter work together to take reasonable steps to mitigate the effects of any inability to perform, if practicable.

24.  Separability of Provisions

     Each provision of this Agreement shall be considered separable; and if, for any reason, any provision of this Agreement is determined by a court of competent jurisdiction to be invalid, unlawful, or unenforceable, such determination shall not affect the enforceability of the remainder of this Agreement or the validity, lawfulness, or enforceability of such provision in any other jurisdiction.

25.  Waiver

     The failure of a Party to exercise or enforce any right conferred upon it by this Agreement shall not be deemed to be a waiver of any such right or operate so as to bar the exercise or enforcement thereof at any time or times hereafter.

26.  Remedies Not Exclusive

     No remedy conferred by any provision of this Agreement is intended to be exclusive of any other remedy, except as expressly provided in this Agreement, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing in law or in equity or by statute or otherwise.

27.  Notices

     Except as otherwise expressly provided herein, all notices, certifications, requests, demands, payments and other communications hereunder: (a) shall be in writing; (b) may be delivered by certified or registered mail, postage prepaid; by hand; by facsimile; or by any internationally recognized private courier; (c) shall be effective (i) if mailed, on the date ten (10) days after the date of mailing or (ii) if hand delivered, faxed, or delivered by private courier, on the date of delivery; and (d) shall be addressed as follows:

     If to the CBOT:

     Board of Trade of the City of Chicago, Inc.
     141 West Jackson Boulevard
     Suite 600-A
     Chicago, Illinois 60604  U.S.A.
     Attention: Carol A. Burke

     If to LIFFE:

     LIFFE Administration and Management
     Cannon Bridge House
     1 Cousin Lane
     London, EC4R 3XX  (England)
     Attention:  Company Secretary

                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


or to such other address or addresses as may hereafter be specified by notice given by one Party to the other.

28.  Announcements

     Neither Party may refer to this Agreement in any publicity or advertising materials without the other Party's prior written consent. 29. Interpretation
29.1 Headings, Gender, "Including," "Control" and Person. References to sections and schedules are to sections of and schedules to this Agreement unless otherwise indicated. Section headings are inserted for convenience of reference only and shall not affect the construction of this Agreement. The masculine gender shall include the feminine and the singular number shall include the plural, and vice versa. Any use of the word "including" will be interpreted to mean "including, but not limited to," unless otherwise indicated. Any use of the terms "controlling," "controlled by" or "under common control with" shall have a meaning consistent with the definition of "Control" set forth in Section 1. References to any Person (including the Parties and any other entities referred to) shall be construed to mean such Person and its successors in interest and permitted assigns, as applicable. 29.2 Inconsistency. In the event of any inconsistency between the terms of the main body of this Agreement and any schedule hereto, the terms of the main body of this Agreement will govern to the extent of the inconsistency. 30. Further Assurances

     The Parties shall execute all such further documents and do all such further acts as may be necessary to carry the provisions of this Agreement into full force and effect.

31.  Governing Law

     The validity and effectiveness of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois, without giving effect to the provisions, policies or principles of any state law relating to choice or conflict of laws. Subject to Section 17, any legal action or proceeding with respect to this Agreement may be brought exclusively in the Federal or state courts located in Chicago, Illinois, including the United States District Court for the Northern District of Illinois. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement and is hereby disclaimed.

32.  Counterparts

     This Agreement may be executed in two counterparts, each of which when so executed and delivered shall be deemed an original, and both of which together shall constitute but one and the same instrument.

                  [Remainder of page intentionally left blank.
                             Signature page follows]


                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


     IN WITNESS WHEREOF, the Parties have executed this Development Services Agreement as of the Effective Date.

                                    LIFFE ADMINISTRATION AND MANAGEMENT,  a
                                    company incorporated in England and Wales

                                    By:
                                       ----------------------------------------
                                    Name:
                                        ---------------------------------------
                                    Its:
                                       ----------------------------------------





                                   BOARD OF TRADE OF THE CITY OF CHICAGO, INC.,
                                    a Delaware corporation


                                    By:
                                      -----------------------------------------
                                    Name:
                                        ---------------------------------------
                                    Its:
                                        ---------------------------------------




                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


                                    SCHEDULES

Schedule A    -    Specifications
Schedule B    -    Summary Project Plan
Schedule C    -    Software and Documentation
Schedule D    -    Equipment Installation Sites
Schedule E    -    Equipment
Schedule F    -    Software, Locations and Operating Systems
Schedule G    -    Training of CBOT Staff
Schedule H    -    Change Control Procedures
Schedule I    -    CBOT's Acceptable Use and Harassment Policies
Schedule J    -    LIFFE Security Policy
Schedule K    -    Charge Rates/Grades/Connection Service Charges
Schedule L    -    LIFFE Travel/Expense Policy
Schedule M    -    CBOT Dependencies
Schedule N    -    Schematics

                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

                                   SCHEDULE A
                                 SPECIFICATIONS
                                 --------------

[*213 pages omitted*]









                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

                                   SCHEDULE B
                              SUMMARY PROJECT PLAN
                              --------------------

[**]









                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

                                   SCHEDULE C
                           SOFTWARE AND DOCUMENTATION
                           --------------------------

[*2 pages omitted*]









                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

                                   SCHEDULE D
                          EQUIPMENT INSTALLATION SITES
                          ----------------------------

[*18 pages omitted*]









                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

                                   SCHEDULE E
                                   EQUIPMENT
                                   ----------

[*9 pages omitted*]










                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

                                   SCHEDULE F
                   SOFTWARE, LOCATIONS, AND OPERATING SYSTEMS
                   ------------------------------------------

[*2 pages omitted*]









                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

                                   SCHEDULE G
                             TRAINING OF CBOT STAFF
                             ----------------------

[*4 pages omitted*]











                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

                                   SCHEDULE H

                            CHANGE CONTROL PROCEDURES
                            -------------------------

1.   OVERVIEW

The change control procedures set forth herein and diagrammed in chart form in Appendix 1 to this Schedule H, shall be used whenever the CBOT or LIFFE has a requirement to change any component of the Services.

LIFFE's Project Manager will be the principal contact at LIFFE regarding the change control procedures and will serve as the administrator of the Change Control Procedures. The representative of the Party requesting the change will be referred to herein as the "Change Requester."

2.   PROCEDURES

2.1  SUBMIT CHANGE REQUEST

     (a) To initiate the change control process, the Change Requester must set forth on a Change Request Form, a copy of which is attached as Appendix 2 to this Schedule H: (i) the name of the Party requesting the change, (ii) the Change Requester's name, (iii) the date of the request, (iv) a description of the desired change, and (v) the reason(s) for requesting the change.

     (b) The Change Requester must then send the Change Request Form to LIFFE's Project Manager.

     (c) LIFFE's Project Manager will thereafter acknowledge receipt of the Change Request Form by (i) issuing a number to correspond with the Change Request Form; (ii) noting on the Change Request Form the date of receipt of the Change Request Form, the name of LIFFE's Project Manager, the Change Request Form number issued, and the date of issuance of such number; and (iii) signing and dating the appropriate portion of the Form. LIFFE's Project Manager will then (x) send to the Change Requester and, if the Party requesting the change is LIFFE, to the CBOT's Project Manager, a copy of the acknowledged Change Request Form and (y) record on the Change Request Form the date such acknowledged Change Request Form was sent.

2.2  PRELIMINARY REVIEW OF CHANGE REQUEST

     Following acknowledgment of receipt of the Change Request Form, LIFFE's Project Manager will undertake a preliminary review of the Change Request Form to ensure that the Change Requester has provided the requisite details. If LIFFE's Project Manager, in his or her reasonable judgment, determines that the information provided is insufficient, LIFFE's Project Manager will contact the Change Requester to request additional information. This cycle will continue until (i) the requested information is provided or (ii) the Parties agree to file the Change Request Form and close the matter accordingly. LIFFE's Project Manager will not proceed with further assessment of the change request until and unless such additional information is obtained.

2.3  DETERMINATION OF WHETHER AN INITIAL ASSESSMENT IS TO BE CONDUCTED

     (a) Once LIFFE's Project Manager determines a Change Request Form provides sufficient information, LIFFE's Project Manager will, within ten (10) Business Days of completion

                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

          of the portions of the Change Request Form noted above, contact the Change Requester and/or, if the Party requesting the change is LIFFE, the CBOT's Project Manager, to discuss (i) whether an initial assessment of the change request is to be undertaken and (ii) the date by which any initial assessment should be completed.

     (b) If LIFFE's Project Manager and the Change Requester and/or, if the Party requesting the change is LIFFE, the CBOT's Project Manager, agree that no initial assessment of the change request is to be undertaken, LIFFE's Project Manager will file the Change Request Form and close the matter accordingly.

     (c) In the circumstance where more than one initial assessment has been undertaken for a particular change request, the Parties may agree to halt the process of assessing the change request, in which case LIFFE's Project Manager will file the Change Request Form and close the matter accordingly.

     (d)  [**]

     (e)  [**]

2.4  INITIAL ASSESSMENT

     (a) If LIFFE's Project Manager and the Change Requester and/or, if the Party requesting the change is LIFFE, the CBOT's Project Manager, agree that an initial assessment is to be undertaken, LIFFE's Project Manager will, unless otherwise agreed, commence such initial assessment within ten (10) Business Days of such agreement and shall use reasonable efforts to complete the initial assessment by the agreed upon completion date.

     (b)  As applicable to the particular change request, [**]

     (c) The Party requesting the change shall use reasonable efforts to ensure that the Change Requester and other appropriate personnel are available to provide to LIFFE's Project Manager information or other input or assistance relating to the initial assessment.

                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

2.5  ACCEPTANCE OF INITIAL ASSESSMENT

     (a) Once an initial assessment has been completed, LIFFE's Project Manager will attach to the relevant Change Request Form a copy of any written results of the initial assessment and provide to the Change Requester and, if the Party requesting the change is LIFFE, the CBOT's Project Manager a copy of such results. LIFFE's Project Manager and the Change Requester and/or, if the Party requesting the change is LIFFE, the CBOT's Project Manager, will then discuss the results of the assessment and determine (i) whether to accept or reject the initial assessment and (ii) if the initial assessment is rejected, whether to file the Change Request Form and close the matter or to continue performing the initial assessment.

     (b) If the initial assessment is rejected and no further work on the initial assessment is to be undertaken, LIFFE's Project Manager will file the Change Request Form and close the matter accordingly.

     (c) If the initial assessment is rejected and it is agreed that additional work on the initial assessment is to be conducted, LIFFE's Project Manager and Change Requester and/or, if the Party requesting the change is LIFFE, the CBOT's Project Manager, will agree upon a revised date of completion of the initial assessment and LIFFE's Project Manager will carry out such further work and repeat the applicable procedures set out in Paragraphs 2.4(b) and 2.5(a). This cycle will continue until LIFFE's Project Manager and the Change Requester and/or, if the Party requesting the change is LIFFE, the CBOT's Project Manager, either (i) agree to the initial assessment and senior representatives of each Party have executed the appropriate section of the Change Request Form, or (ii) agree to file the Change Request Form and close the matter accordingly.

2.6  DETAILED PLAN

     (a) If LIFFE's Project Manager and the Change Requester and/or, if the Party requesting the change is LIFFE, the CBOT's Project Manager, agree to the initial assessment, then senior representatives of each Party will indicate such acceptance on the Change Request Form by signing the appropriate section of the Change Request Form.

     (b) LIFFE's Project Manager will then coordinate the production of a "detailed plan" for the requested change and shall use reasonable efforts to complete the "detailed plan" by the agreed upon completion date. Each such "detailed plan" will include (i) the criteria for acceptance relating to the change requested, as required pursuant to
          Section 5.1 of the Development Services Agreement, (ii) an estimated schedule for implementation of the change requested, and (iii) the Charges which would be associated with implementation of the requested change.

     (c) The Parties shall use reasonable efforts to ensure that appropriate personnel are available to provide to LIFFE's Project Manager information or other input or assistance relating to creation of the detailed plan.

2.7  ACCEPTANCE OF DETAILED PLAN

     (a) Once the detailed plan has been completed, LIFFE's Project Manager will attach to the relevant Change Request Form a copy of the detailed plan and provide to the Change Requester and, if the Party requesting the change is LIFFE, the CBOT's Project Manager a copy of such detailed plan. Thereafter, LIFFE's Project Manager and the Change Requester and/or, if the Party requesting the change is LIFFE, the CBOT's Project Manager, will review the completed detailed plan and determine (i) whether to accept or

                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

          reject the detailed plan and (ii) if the detailed plan is rejected, whether to file the Change Request Form and close the matter or to continue working on the detailed plan.

     (b) If the detailed plan is rejected and no further work on the detailed plan is to be undertaken, LIFFE's Project Manager will file the Change Request Form and close the matter accordingly.

     (c) If the detailed plan is rejected and it is agreed that additional work on the detailed plan is to be conducted, LIFFE's Project Manager will carry out such further work and repeat the applicable procedures set forth in Paragraphs 2.6(b) and 2.7(a). This cycle will continue until LIFFE's Project Manager and the Change Requester and/or, if the Party requesting the change is LIFFE, the CBOT's Project Manager, accept the detailed plan or agree to file the Change Request Form and close the matter accordingly.

2.8  IMPLEMENT SOLUTION

     (a) If LIFFE's Project Manager and Change Requester and/or, if the Party requesting the change is LIFFE, the CBOT's Project Manager, agree to accept the detailed plan, then senior representatives of each Party
          (i) will indicate acceptance of the change requested and the detailed plan by signing the appropriate section of the Change Request Form and
          (ii) LIFFE's Project Manager will coordinate the implementation of the change requested as per the detailed plan.

     (b) The Change Requestor shall use reasonable efforts to ensure that appropriate personnel are available to provide assistance with implementing the change requested as per the detailed plan.

     (c) LIFFE's Project Manager will periodically provide to the Parties a report of the current status of the implementation of the change requested.

2.9  COMPLETE CHANGE REQUEST

     (a) Once implementation has been completed, senior representatives of the Parties will each so indicate by signing the appropriate section of the Change Request Form.

     (b) LIFFE's Project Manager will thereafter (i) arrange for an invoice to be sent to the CBOT for any Charges associated with the build, test, and/or implementation as appropriate of the requested change and (ii) file the completed, and fully executed, Change Request Form.

                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

                                                        Appendix 1 to Schedule H










                            [FLOW CHART APPEARS HERE]

















                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

                                                        Appendix 2 to Schedule H

                               Change Request Form

--------------------------------------------------------------------------------
Change Request No.

--------------------------------------------------------------------------------

================================================================================
Change Requester Details & Authorization
================================================================================

Name of Change Requester: ______________       Date of Request:  _____/____/____

Party Requesting Change:        [All dates required to be set out in this
                                Change Request Form must be in the format dd-mmm-yyyy e.g 29 Jan 2003.]
____  LIFFE

____  CBOT

================================================================================
Description of Change

Continued on separate sheet - YES/NO
================================================================================
Reason for Requested Change

Continued on separate sheet -  YES/NO
================================================================================
Change Request Logged by LIFFE Project Manager

                                       Change Request Number Issued: __________

Date Request Received:        /         /      Date Number Issued:___/___/______
                      -------- --------- --------

Acknowledgement Sent: ___/___/______

Name of the CBOT's Project Manager [If LIFFE is the Party requesting the
Change]:

Name of LIFFE's Project Manager:  _______________________

Signature of LIFFE's Project Manager:  ____________________

================================================================================

                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

================================================================================
Initial Assessment Completed (A copy of the written results of the initial assessment is to be attached.)

Agreed Initial Assessment Completion Date ___/___/______

Initial Assessment Accepted

[To be signed by senior representatives of each Party.]

Each of the signatories below hereby represents that he or she is authorized to agree to the initial assessment on behalf of the entity for which he or she has signed.

LIFFE:

Name: _________________________     Signature: _________________________
Date: ___/___/______

CBOT:

Name: _________________________     Signature: _________________________
Date: ___/___/______

================================================================================

                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

================================================================================
Detailed Plan Completed (A copy of the written results of the initial assessment is to be attached.)

Agreed Detailed Plan Completion Date ___/___/______

Detailed Plan Agreed; Implementation to Commence

[To be signed by senior representatives of each Party.]

Each of the signatories below hereby represents that he or she is authorized to accept the detailed plan and this Change Request Form on behalf of the entity for which he or she has signed.

LIFFE:

Name: _________________________     Signature: _________________________

Date: ___/___/______

CBOT:

Name: _________________________     Signature: _________________________

Date: ___/___/______

================================================================================

                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

Change Implemented and Accepted

[To be signed by senior representatives of each Party.]

Each of the signatories below hereby represents that he or she is authorized to accept the detailed plan and this Change Request Form on behalf of the entity for which he or she has signed.


LIFFE:

Name:  _________________________     Signature:  _________________________
Date:  ___/___/______


CBOT:

Name:  _________________________     Signature:  _________________________
Date:  ___/___/______



                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

                                   SCHEDULE I

                 CBOT'S ACCEPTABLE USE AND HARASSMENT POLICIES
                 ---------------------------------------------

                             Chicago Board of Trade
                     Information Security Program Management

                              Acceptable Use Policy

                                  Requirements
                                Table of Contents

  1. User Responsibilities ...............................................Page 2

  2. Prohibited Uses .....................................................Page 2

  3. Operational Data ....................................................Page 3

  4. Right to Privacy ....................................................Page 4

  5. Discoverability of Electronic Information ...........................Page 4

  6. Audits of the System ................................................Page 4

  7. Monitoring ..........................................................Page 4

  8. Non-Compliance Disciplinary Actions .................................Page 4

                             Chicago Board of Trade
                     Information Security Program Management

                              Acceptable Use Policy

General Policy

Chicago Board of Trade (CBOT(R)) requires that the use of the computing systems and facilities located at, or operated by, the Chicago Board of Trade (CBOT) will be conducted in an effective, efficient, ethical, and lawful manner.

This Acceptable Use Policy (referred to as "Policy") supersedes any and all prior policies relating to the subject matter contained herein. The CBOT reserves the right to change or supplement this Policy at any time.

Purpose

The Chicago Board of Trade's Acceptable Use Policy is intended to assure that the use of the computing systems and facilities located at, or operated by, the Chicago Board of Trade (CBOT) is conducted in an effective, efficient, ethical, and lawful manner.

Applicability

This policy applies to all Chicago Board of Trade systems users of the computing systems and facilities located at, or operated by, the Chicago Board of Trade
(CBOT).

                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

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Key Definitions

     CBOT Computing Systems and Facilities - Any system including but not limited to individual desktop and laptop computers, file and network servers, networks, floppy disks, magnetic tapes, CDROM devices, telecommunications systems, or other computing and storage devices provided or supported by any CBOT division. Throughout the Policy, the CBOT's Computing Systems and Facilities are collectively referred to as "CBOT Systems".

     Use - The use of data/programs stored on CBOT Systems.

     User - The person granted an account or accounts on CBOT Systems in order to perform work in support of a CBOT program or project. A user may be an employee, temporary help, contractor, consultant, or third party with whom special arrangements have been made.

          Note: The terms user, worker, and employee are all used to represent a full-time employee, part-time employee, temporary help, contractor, consultant, or third party that has special arrangements that give telecommuting access to CBOT systems.

Responsibility for Implementing the Policy

Managers of all the Chicago Board of Trade systems users of the computing systems and facilities located at, or operated by, the Chicago Board of Trade
(CBOT) are responsible for assuring that the use of these computing systems and facilities is conducted in an effective, efficient, ethical, and lawful manner.

Requirements

3.   User Responsibilities The following requirements govern User
     Responsibilities:

3.1 CBOT Systems are owned by CBOT and are operated by CBOT employees, consultants, and other third parties such as temporary workers and are to be used for authorized CBOT purposes only. Users are authorized to prepare and store incidental personal data on CBOT systems provided that such usage does not interfere with or affect the user's performance or violate the law or any CBOT standards of conduct. The CBOT assumes no liability for loss, damage, disclosure or misuse of any such incidental personal data stored on CBOT Systems.

3.2 Users are responsible for protecting any information used and/or stored within their CBOT accounts in accordance with the CBOT Information Security Policies and Standards.

3.3 Users are required to report any weaknesses in CBOT Systems and any incidents of possible misuse or violation of this Policy to their supervisor and Information Security Program management.

4. Prohibited Uses Prohibited uses of CBOT Systems include but are not limited to the following:

4.1 Users shall not attempt to access any data or programs contained on CBOT Systems for which they do not have authorization. -

4.2 Users shall not attempt to access CBOT Systems remotely except to transmit or retrieve electronic mail (e-mail) or voicemail messages unless authorized by a Vice President or Department Director.

4.3 Users shall not attempt to access non-CBOT Systems (e.g. the Internet or external dial-up facilities) from CBOT Systems unless authorized by a Vice President or Department Director.

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                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

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4.4  Users shall not install software programs on CBOT Systems. Software programs may be installed on CBOT Systems only by Departmental LAN (Local Area Network) Administrators or those authorized by Information Technology Department Senior Management.

4.5 Users may not use software that is not owned by, or licensed to, the CBOT. This includes using CBOT Systems to copy any software documents or other information protected under copyright law.

4.6 Users shall not make unauthorized copies of system configuration files (e.g. password files) for their own personal use or on the behalf of others. -

4.7  Users shall not purposely engage in activity with the intent to: -

     .    harass, discriminate against, or intimidate others;

     .    degrade the performance of CBOT systems;

     .    deprive an authorized CBOT user access to a CBOT resource;

     . obtain extra resources beyond those allocated (e.g. circumvent disk quotas or otherwise violate resource allocation policies);

     . circumvent security measures or gain access to a CBOT System for which proper authorization has not been granted.

4.8 Users shall not purposely create, store, transmit, or view illegal, offensive, or inappropriate material, including but not limited to pornography, hate/crime/violence-related material, and drug/alcohol-related material.

4.9 Users shall not use CBOT Systems to frequently engage in the solicitation of non-CBOT business ventures or any political, religious, charitable, or personal causes unless authorized in writing by the CBOT.

4.10 Users shall not download, install, or run security programs or utilities which reveal weaknesses in the security of a system.

4.11 Users shall not remove CBOT Systems (e.g. software, hardware, design specifications) from the CBOT premises unless authorized by a Vice President or Department Director. -

4.12 Users shall not forward any attorney-client message from CBOT legal counsel to anyone else without said counsel's authorization. -

4.13 Users shall not transmit non-public information or attorney-client communications via the Internet or other extranet connectivity. -

5.   Operational Data The following requirements govern Operational Data:

5.1 Users may not access "operational data" on CBOT Systems (i.e. non-public data that relates to the operations of the CBOT, its members, member firms, or other market participants), except pursuant to a regulatory purpose and upon approval by a Vice President or Department Director.

5.2 Users authorized to access operational data may not update, delete, or modify any such data unless authorized by a Vice President or Department Director. -


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                       Omitted Portions Indicated by [**].

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5.3  Non-CBOT users may not access operational data on CBOT Systems except pursuant to a regulatory purpose, upon approval by a Vice President or Department Director and upon execution of a confidentiality agreement.

6.   Right to Privacy The following requirements govern Right to Privacy:

The CBOT has legal ownership of all information stored on or transmitted from CBOT Systems. Therefore, users should have no expectation of privacy associated with the information they store in or send through CBOT Systems.

To properly maintain and manage this information, the CBOT reserves the right to access, review, monitor, copy, modify, and delete any information (including personal data) transmitted through or stored on CBOT Systems and, where appropriate, to disclose it to any party.

7. Discoverability of Electronic Information The following requirements govern Discoverability of Electronic Information:

Electronic information transmitted or stored anywhere on CBOT Systems is subject to discovery and may be admissible in court or administrative proceedings.

8.   Audits of the System The following requirements govern Audits of the
     System:

To ensure compliance with these policies, the CBOT may, without notice, conduct periodic audits of CBOT Systems. The CBOT reserves the right to conduct special audits at any time when a violation of this Policy is suspected. The CBOT will investigate all information security incidents and report them to senior management.

9.   Monitoring The following requirements govern Monitoring:

9.1 In general terms, the CBOT does not engage in blanket monitoring of employee communications on CBOT systems. The CBOT does, however, reserve the right to monitor, access, retrieve, read, and/or disclose employee communications when: (a) a legitimate business need exists that cannot be satisfied by other means, (b) the involved employee is unavailable and timing is critical to a business activity, (c) there is reasonable cause to suspect criminal activity or policy violation, or (d) monitoring is required by law, regulation, or third-party agreement.

9.2 CBOT employees will be notified of all CBOT Systems monitoring policies. CBOT employees and their managers will be informed about all monitoring activities with the only permissible exception being investigations of suspected criminal activity.

10. Non-Compliance Disciplinary Actions The following requirements govern Non-Compliance Disciplinary Actions:

10.1 The CBOT reserves the right to revoke the privileges of any user at any time. Any noncompliance with these CBOT Systems user requirements will constitute a security violation and will be reported to the management of the CBOT user and Information Security Program Management. Security violations may result in short-term or permanent loss of access to CBOT Systems. Serious violations will result in disciplinary action, including termination of employment.

                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

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10.2 Users who abuse their CBOT Systems privileges may also be subject to external disciplinary action including civil or criminal legal action. By making use of CBOT Systems, users consent to allow all information they store on CBOT Systems to be divulged to law enforcement at the discretion of CBOT senior executive management.

Harassment Policy

Sexual harassment is an infringement of an employee's, applicant's or consultant's right to work in an environment free from unlawful sexual pressure. The CBOT(R) is strongly committed to a workplace free of sexual harassment. In keeping with this policy, the CBOT will not tolerate sexual harassment of employees, applicants, or consultants by other employees or non-employees in the workplace.

Sexual harassment consists of unlawful verbal or physical conduct directed at a person when that conduct is based on that person's sex and has a substantial adverse effect on him or her in the workplace. Such conduct may include, but is not limited to, the following:

1. requests for sexual favors that may or may not be accompanied by threats or promises of preferential treatment with respect to an individual's employment status;

2. verbal, written or graphic communications of a sexual nature, including lewd or sexually suggestive comments, off-color jokes of a sexual nature or displays of sexually explicit pictures, photos, posters, cartoons, books, magazines or other items; or

3. patting, pinching, hitting or any other unnecessary contact with another person's body or threats to take such action.

Any employee, applicant or consultant who believes that he or she has been sexually harassed in the workplace should report the harassment as soon as possible after it occurs to their supervisor. Any complaint regarding harassment by a CBOT employee should be presented to the complaining individual's supervisor or the CBOT Human Resources Department. Any supervisor who receives such a complaint must notify the Human Resources Department of the complaint as soon as possible. Complaints pertaining to harassment by members or member firm employees should be directed to the head of Investigations in the Office of Investigations and Audits. Complaints pertaining to harassment by other non-employees should be directed to the Human Resources Department. The CBOT will thoroughly investigate all complaints and will keep them confidential, only disclosing them on a "need-to-know" basis.

The CBOT will not retaliate against any person who has been harassed and/or has reported the harassment. No supervisor or other employee may in any way base an employment decision regarding a person on the fact that the person has been harassed and/or has reported the harassment to the CBOT.

The CBOT will not tolerate any violations of this policy. Violations of this policy by employees or consultants will subject the offending employee(s) or consultant(s) to appropriate disciplinary action up to and including discharge from employment or termination of services. Members and their employees who violate this policy will also be subject to appropriate disciplinary action.

                      Confidential Information Omitted and
                      Filed Separately with the Commission.
                       Omitted Portions Indicated by [**].

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                                   SCHEDULE J
                             LIFFE SECURITY POLICY
                             ---------------------

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                      Confidential Information Omitted and
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                       Omitted Portions Indicated by [**].

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                                   SCHEDULE K
                 CHARGE RATES/GRADES/CONNECTION SERVICE CHARGES
                 ----------------------------------------------

[*3 pages omitted*]










                      Confidential Information Omitted and
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                       Omitted Portions Indicated by [**].

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                                   SCHEDULE L

                           LIFFE TRAVEL/EXPENSE POLICY
                           ---------------------------

1.   Air Travel

All LIFFE staff travel British Airways Club Class for any journey in excess of 4 hours. If a Business Class seat is not available or the time or airport of departure is not convenient, then the traveler may choose Business Class with Virgin Atlantic. If Business Class Seats with neither British Airways nor Virgin Atlantic are available within a 2 hour window either side of the preferred departure time, then the traveler may choose Business Class with any other airline.

If the journey is less than 4 hours then Economy Class travel will be used. Within the U.S. we do not have a limitation on which airlines are selected.

2.   Hotels

LIFFE staff will reside in reasonable accommodation when staying away from home overnight on business. This is dependant upon location and duration, but LIFFE suggests that a rate no greater than [**] per night is reasonable for the staff in the U.S.

Accommodation for consultants over weekends will be charged.

3.   Expenses

LIFFE generally does not expect the staff working away from the office to incur average general expenses in excess of [**] per day. This will include all local travel to and from the CBOT office, meals, calls, laundry, etc.

All expenses except those of an exceptional nature and pre-agreed by the client, will be not be charged. Exceptional expenses will be charged and identified individually on any invoice.

4.   General

The CBOT will not be charged for the time a LIFFE consultant is on flights unless LIFFE incurs a charge. This would only be the case where the consultant is a staff contractor.

                      Confidential Information Omitted and
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                       Omitted Portions Indicated by [**].

                                       L-1

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                                   SCHEDULE M
                               CBOT DEPENDENCIES
                               -----------------

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                                   SCHEDULE N
                                   SCHEMATICS
                                   ----------

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                      Confidential Information Omitted and
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                       Omitted Portions Indicated by [**].